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                    [NATIONAL BANK OF CANADA LETTERHEAD]

                                March 3, 1997

RAILAMERICA, INC.
KALYN/SIEBERT, INCORPORATED
RAILAMERICA INTERMODAL SERVICES, INC.
RAILAMERICA CARRIERS, INC.
STEEL CITY CARRIERS INC.
SAGINAW VALLEY RAILWAY COMPANY, INC.
HURON AND EASTERN RAILWAY COMPANY, INC.
WEST TEXAS AND LUBBOCK RAILROAD COMPANY, INC.
PLAINVIEW TERMINAL COMPANY
CASCADE AND COLUMBIA RIVER RAILROAD COMPANY
OTTER TAIL VALLEY RAILROAD COMPANY, INC.
MINNESOTA NORTHERN RAILROAD, INC.
DELAWARE VALLEY RAILWAY COMPANY, INC.
301 Yamato Road
Suite 1190
Boca Raton, Florida  33431

ATTN: GARY O. MARINO, CEO and President

         Re:     $40,000,000.00 Revolving Line of Credit / Term Loan Facility

Dear Gary:

         NATIONAL BANK OF CANADA, a Canadian Chartered Bank ("NBC"), as agent, and as sixty-two and one-half (62.5%) percent pro-rata lender, and COMERICA BANK, a Michigan banking corporation ("Comerica"), as thirty-seven and one-half (37.5%) percent pro-rata lender, are pleased to offer a credit facility in the form of a revolving line of credit/term loan facility in the amount of Forty Million and 00/100 Dollars ($40,000,000.00) (the "Loan") to RAILAMERICA, INC., a Delaware corporation, KALYN/SIEBERT, INCORPORATED, a Texas corporation, RAILAMERICA INTERMODAL SERVICES, INC., a Delaware corporation, RAILAMERICA CARRIERS, INC., a corporation organized under the laws of the Province of Ontario, STEEL CITY CARRIERS INC., a corporation organized under the laws of the Province of Ontario, SAGINAW VALLEY RAILWAY COMPANY, INC., a Delaware corporation, HURON AND EASTERN RAILWAY COMPANY, INC., a Michigan corporation, WEST TEXAS AND LUBBOCK RAILROAD COMPANY, INC., a Texas corporation, PLAINVIEW TERMINAL COMPANY, a Texas corporation, CASCADE AND COLUMBIA RIVER RAILROAD COMPANY, a Delaware corporation, OTTER TAIL VALLEY RAILROAD COMPANY, INC., a Minnesota corporation, MINNESOTA NORTHERN RAILROAD, INC., a Delaware corporation, and, DELAWARE VALLEY RAILWAY COMPANY, INC., a Delaware corporation (sometimes hereinafter collectively referred to as "Borrower" or "Borrowers"). NBC and Comerica are sometimes hereinafter collectively referred to as "Lender" or "Lenders". In connection with the administration of the Loan, it is
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acknowledged that NBC shall act as agent on behalf of the Lenders, such that all requests and information required to be provided to Lenders in connection with the funding and administration of the Loan shall be provided to NBC, on behalf of the Lenders, at the local office of NBC in Boca Raton, Florida. It is further acknowledged that in connection with all decisions to be made by the Lenders in connection with the administration of the Loan, all monetary matters shall require the consent of all of the Lenders, and all non-monetary matters shall require the consent of Lenders holding sixty-six and two-thirds (66 2/3%) percent or greater percentage participation interests in the Loan in the aggregate. A more detailed description of the funding, administration and enforcement actions to be taken in connection with the Loan by the Lenders shall be set forth in the Loan Agreement to be entered into by and between the Borrowers and the Lenders at the time of the closing of the Loan. The Loan is more particularly described below, which Loan shall be subject to all of the following terms and conditions.

         1. LOAN AMOUNT: Forty Million and 00/100 Dollar ($40,000,000.00) Revolving Line of Credit/Term Loan facility.

         2. PURPOSE OF THE LOANS AND USE OF PROCEEDS: The purpose of the Loan is to (i) refinance an existing Fifteen Million and 00/100 Dollar ($15,000,000.00) Line of Credit facility and an existing Ten Million and 00/100 Dollar ($10,000,000.00) Acquisition Line of Credit facility currently outstanding and due and owing by certain of the Borrowers to NBC, (ii) refinance an existing Four Million Five Hundred Thousand and 00/100 Dollar ($4,500,000.00) Term Loan facility currently outstanding and due and owing by MINNESOTA NORTHERN RAILROAD, INC., a Delaware corporation ("Minnesota") to Comerica, (iii) support short term working capital requirements of the Borrowers, and, (iv) provide for the financing of future acquisitions by one or more of the Borrowers or by an entity owned by or affiliated with one or more of the Borrowers (hereinafter referred to as an "Affiliate") of transportation related businesses, said acquisitions to be subject to review by and the consent of Lender, which consent shall not be unreasonably withheld; provided further that the assets acquired pursuant to an acquisition financed by Lender shall be pledged in favor of Lender as security for the Loan in the event the pro-forma asset ratio coverage of the Borrowers immediately after the time of the acquisition advance does not meet the required Minimum Asset Ratio (as said term is defined herein) of not less than 1.4 to 1 (as more particularly described herein). Any funds disbursed for the above set forth acquisition purposes are hereinafter referred to individually as an "Acquisition Advance" and collectively as "Acquisition Advances". Any Acquisition Advance effectuated under the Loan which does not meet the required Minimum Asset Ratio and therefore requires a pledge of the acquired assets in favor of Lender, is sometimes hereinafter referred to as a "Collateralized Acquisition Advance".

         For purposes of this letter, "Eligible Receivables" shall be defined as accounts receivable of Borrowers which are accounts receivable arising out of sales of tangible personal property made by Borrowers or services provided by Borrowers in the ordinary course of their
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businesses, which are no more than ninety (90) days old from its invoice date, according to the original terms of sale or the original terms and provisions of the services, and, the payment of which is not in dispute and in which the Lender has a first priority security interest. The Lender may treat any Receivable as ineligible (i) if any warranty contained in this or any related agreement is breached with respect thereto; (ii) if the customer or account debtor has disputed liability or made any claim with respect to the Receivable or the Receivable due from said customer to Borrowers; (iii) if the customer or account debtor has filed a petition for bankruptcy or any other application for relief under the Bankruptcy Act has been filed against the said customer or account debtor, or if the customer or account debtor has failed, suspended business, become insolvent, or had or suffered a receiver or trustee to be appointed for any of its assets or affairs; (iv) if the customer or account debtor is located outside the United States, provided however, that Canadian Receivables of Steel City Carriers Inc. shall be included as Eligible Receivables within the Borrowing Base, provided that Lender is able to obtain a perfected security interest in said Canadian Receivables, and provided further that all Canadian Receivables will be adjusted to U.S. Dollars for purposes of inclusion with in the Borrowing Base; (v) if the Receivable is due and owing from an account debtor who is also a creditor of Borrowers; (vi) if the Receivable is a government receivable in which the Lender will not be able to perfect its lien under the Federal Assignment of Claims Act for any reason whatsoever; (vii) if the Receivable arises from a progress billing for work not yet completed and delivered to the customer; or (viii) if the Lender believes, in its credit judgment based on Lender's sole discretion, that collection of such Receivable is insecure or that it may not be paid by reason of financial inability to pay or otherwise or that such Receivable is not suitable for use as collateral hereunder. It is acknowledged that a more expanded definition of Eligible Receivables shall be set forth in the Loan Agreement, to be entered into between Borrowers and Lender at the time of closing.

         For purposes of this letter, "Eligible Inventory" shall be defined as Borrower's raw material and finished goods inventory, which inventory must be satisfactory to Lender, provided that Lender shall determine in its reasonable discretion, which inventory shall be eligible for financing hereunder, provided however, that in connection with Canadian Eligible Inventory, the same will be converted into U.S. Dollars for valuation purposes.

         For purposes of this letter, "Real Estate" shall be defined as the Texas Real Property, the Michigan Real Property, the Ontario Real Property, the West Texas and Lubbock Real Property, the Washington Real Property, the Minnesota Real Property and the Gettysburg Real Property (as such terms are hereinafter defined).

         For purposes of this letter, "Machinery and Equipment" shall be defined as all machinery, equipment, furniture, fixtures, computer hardware and software, hand and power tools, trucks, forklifts, automobiles, heavy equipment, railroad equipment and other equipment, rolling stock (exclusive of locomotives financed by other lenders) and other motor vehicles,
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trucks, machinery and equipment of all classes, together with parts thereof and accessions thereto, wherever located, now owned or hereafter acquired by any of the Borrowers excluding (i) locomotives and other Machinery and Equipment financed by other Lenders or with purchase money financing and (ii) new assets acquired by any of the Borrowers for cash or through financing sources other than Lender, except for any new assets acquired by any Borrower which are replacements of any existing Machinery and Equipment.

         For purposes of this letter, "Railroad Trackage" shall be defined as all rails, tracks, trackage, track materials, ties and timber owned by the Borrowers or any of them, whether now owned or hereafter acquired, by them or any of them, including but not limited to (i) all rail and track owned by Borrowers, but not yet affixed to any real estate or incorporated within existing railroad lines, and (ii) all rail and track owned by Borrowers and affixed to real estate or incorporated within existing railroad lines, together with all fixtures, equipment, machinery, structures, buildings, tracks, rails, ties, switches, crossings, bridges, trestles, culverts, signals, crossing protection devices, loading platforms, pools, communication lines, powerlines and appurtenances of every kind or nature, used or useful in connection with laying, maintaining and operating such rail and track, including without limitation all rails, tracks, trackage, track materials, ties and timber described and set forth in that certain Amended, Restated and Consolidated Security Agreement entered into by and between NBC and certain of the Borrowers dated as of the 21st day of October, 1996 (the "Existing NBC Security Agreement"), as additionally described and set forth in that certain Security Agreement entered into by and between Comerica and Minnesota dated as of the 27th day of December, 1996, and as additionally described in the Gettysburg Railroad Trackage Appraisal (as defined herein).

         For purposes of this letter, "Franchises" shall be defined as all franchises, sanctions, rights, licenses, privileges and operating agreements or authorities, including without limitation agreement(s) between Borrowers or any of them and the State of Michigan Department of Transportation, to operate over 153 miles of track, or thereabouts, the State of Texas Department of Transportation, to operate over 131 miles of track, or thereabouts, the State of Washington Department of Transportation, to operate over 131 miles of track, or thereabouts, the State of Minnesota Department of Transportation, to operate over 235 miles of track, or thereabouts, and the State of Pennsylvania Department of Transportation, to operate over ___ miles of track or thereabouts.

         Except as specifically otherwise noted herein, for purposes of this letter, all references to dollar ($) amounts shall be in United States dollars.

         The aggregate amounts advanced under the Loans shall not exceed an amount equal to (i) the Eligible Receivables, less such reserves as Lender, in its reasonable discretion elects to establish, provided further that a receivable may be devalued in such amount as shall be determined by Lender in its reasonable discretion due to "Dilution" which is defined as and is
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the result of non-cash credits posted against the Receivable which results in payment or other satisfaction of all or any portion of the Receivable for reasons other than full payment of the Receivable in cash, together with an amount equal to (ii) the Eligible Inventory, together with an amount equal to
(iii) the appraised aggregate fair market value of the Real Estate as determined by that certain Real Property "Market Value" Appraisal dated May 9, 1994, as updated by Appraisal Update dated August 19, 1996, both the appraisal and the update prepared by M.B. Valuation Services, Inc. in connection with the Texas Real Property, that certain Appraisal of Corridors, Land and Buildings, HURON & EASTERN RAILWAY COMPANY, INC., SAGINAW VALLEY RAILWAY COMPANY, INC., State of Michigan, dated February 28, 1994 prepared by Oetzel Hanton Williams in connection with the Michigan Real Property, said appraisals updated by two
(2) appraisal updates prepared by Main Line Management Services, Inc., both updates dated August 30, 1996, that certain Appraisal of Commercial Property located at 710 Second Line West, Sault Ste. Marie, Ontario, prepared by Area Real Estate Appraisals, Inc. dated August 1994 in connection with the Ontario Real Property, that certain Development of Net Liquidation Value Appraisal prepared by Main Line Management Services, Inc., dated October 17, 1995, as updated by update appraisal prepared by Main Line Management Services, Inc., dated August 16, 1996, in connection with the West Texas and Lubbock Real Property, that certain Fair Market Value of Real Property prepared by Main Line Management Services, Inc., dated August 13, 1996, in connection with the Washington Real Property, and, that certain Fair Market Value Appraisal of the Real Property and the Railroad Trackage prepared by Main Line Management Services, Inc., dated December 12, 1996 in connection with the Minnesota Real Property and an appraisal of the Gettysburg Real Property to be provided by Borrower to Lender, which appraisal must be in form and content satisfactory to Lender, in its sole and absolute discretion, in order for the Gettysburg Real Property to be eligible for financing under the Loan (it being acknowledged that no valuation attributed to any of the Railroad Trackage as set forth in the above set forth Real Estate Appraisals shall be included within the valuation attributable to the Real Estate), which (aggregate) fair market values as determined by the above set forth appraisals are subject to adjustment by the Lender, as set forth below, together with an amount equal to
(iv) the forced liquidation value of the Machinery and Equipment as determined by a Machinery and Equipment Appraisal prepared by Truck Locators, Inc., dated January 20, 1995 (related to STEEL CITY CARRIERS, INC.) which (aggregate) forced liquidation value is subject to adjustment by the Lender as set forth below, together with an amount equal to (v) the net liquidation value of the Railroad Trackage as determined by the Railroad Trackage Appraisal (as defined in that certain Loan Agreement entered into by and between NBC and certain of the Borrowers dated as of the 21st day of October, 1996) as further determined by the Real Estate/Railroad Trackage Appraisal (as defined in that certain Loan Agreement entered into by and between Comerica and Minnesota dated as of the 27th day of December, 1996), and as determined by an appraisal (the "Gettysburg Railroad Trackage Appraisal") of the Railroad Trackage owned by DELAWARE VALLEY RAILWAY COMPANY, INC. located in Gettysburg, Pennsylvania (the "Gettysburg Railroad Trackage") to be provided by Borrower to Lender, which must result in findings satisfactory to
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Lender, in its sole and absolute discretion, in order for the Gettysburg
Railroad Trackage to be eligible for financing under the Loan (it being acknowledged that no value attributed to the Real Estate as set forth in the Railroad Trackage Appraisal, the Real Estate/Railroad Trackage Appraisal or the Gettysburg Railroad Trackage Appraisal shall be included in the valuation attributable to the Railroad Trackage), which net liquidation value is subject to adjustment by the Lender as set forth below, such that all of the above set forth appraisals and values shall be subject to adjustment by Lender, such that the final amounts of the fair market values, the forced liquidation values and the net liquidation values, shall be determined by Lender in their sole and absolute discretion (the "Borrowing Base"); or, the aggregate sum of Forty Million and 00/100 Dollars ($40,000,000.00), whichever is less, provided that in connection with the Loan that up to Five Million and 00/100 Dollars ($5,000,000.00) of the Loan may be used for the issuance of Trade Letters of Credit and Standby Letters of Credit (collectively the "Letters of Credit") provided, however, that collateral for the Letters of Credit will be one hundred (100%) percent reserved and will reduce availability for direct borrowings under the Loan on a dollar-for-dollar basis in an amount equal to the face amount of the Letters of Credit outstanding, and provided further that the outstanding amount of the Loan shall in no event exceed the maximum sum of Forty Million and 00/100 Dollars ($40,000,000.00), and provided further, that at no time shall the Minimum Asset Ratio be less than 1.4 to 1, which "Minimum Asset Ratio" is defined as the Borrowing Base divided by the total outstanding principal amount of the Loan ("Minimum Asset Ratio"), and in the event that the Minimum Asset Ratio is less than 1.4 to 1, then the outstanding principal balance of the Loan must be reduced by the amount necessary to achieve a Minimum Asset Ratio of equal to or greater than 1.4 to 1. The principal payment necessary to effectuate such reduction shall be due and payable in full on DEMAND.

         Advances will be made based on the most recent "Minimum Asset Ratio Certificate" submitted by Borrower to NBC, which must be submitted by Borrower to NBC no less than one (1) time in each month within thirty (30) days of the end of the prior month evidencing the Minimum Asset Ratio for the immediately preceding month, provided however, that the Minimum Asset Ratio Certificate must also be submitted by Borrower to NBC each time an Advance is requested, reflecting the above borrowing formula, the form of said Minimum Asset Ratio Certificate to be provided by Lender to Borrower at the time of the closing of the Loan.

         In connection with any requests for an Acquisition Advance, said request shall be subject to Lender's approval, which approval will not be unreasonably withheld. ADDITIONALLY, ALL ACQUISITIONS BY ONE OR MORE OF THE BORROWERS OR BY AN AFFILIATE OF TRANSPORTATION RELATED BUSINESSES OR ANY OTHER BUSINESSES MUST BE APPROVED BY LENDER, WHICH APPROVAL WILL NOT BE UNREASONABLY WITHHELD. In connection with the same, Borrower shall provide to NBC at the time of the request for an Acquisition Advance or at the time Borrower seeks approval from Lender in connection with a proposed acquisition by Borrower, as applicable, certified copies of the Contract for Purchase and Sale and all associated documentation associated with the applicable
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Borrower's acquisition of a transportation related business, including, without limitation, all contracts, breakout of purchase price, cash flow analysis, projected income from the acquisition, historical performance of the business being acquired, and all appraisals and environmental audits related to the property being acquired by a Borrower or an Affiliate. Based upon Lender's review of all of the above, Lender may effectuate or not effectuate the Acquisition Advance or approve or not approve the acquisition, as applicable, in Lender's reasonable discretion. Lender shall approve or not approve each request for an Acquisition Advance, or approve or not approve an acquisition, as applicable, no later than five (5) business days after the time that NBC has received the last item required to be reviewed by Lender in connection with the applied for Acquisition Advance or approval of an acquisition, as applicable. Lender shall approve or not approve each request for a Collateralized Acquisition Advance no later ten (10) business days after the time that NBC has received the last item required to be reviewed by Lender in connection with the applied for Collateralized Acquisition Advance. Borrower shall additionally provide to NBC copies of all closing documentation associated with the acquisition and sale at the time of the closing of said acquisition and shall execute all documentation required by Lender, in order to evidence and perfect Lender's security interest in the newly acquired assets.

         3. INTEREST RATE, REPAYMENT TERMS AND MATURITY DATE: The Loan shall be evidenced by the execution and delivery of two (2) master revolving/term promissory notes, one from Borrower in favor of NBC in the amount of Twenty Five Million and 00/100 Dollars ($25,000,000.00) and one from Borrower in favor of Comerica in the amount of Fifteen Million and 00/100 Dollars ($15,000,000.00), which notes are sometimes hereinafter collectively referred to as the "Note" or the "Notes". Advances made pursuant to the Note shall bear interest (at the option of Borrower) at a rate of one-quarter of one (.25%) percent over the Prime Rate (as defined herein) in effect from time to time, to be adjusted daily with any change in said Prime Rate, OR, an interest rate of two and one-half (2.5%) percent above the Libor Rate (as defined herein), which rate shall be fixed for each calendar month, 3-month period or 6-month period, the applicable interest rate to be chosen by Borrower, during the term of the Loan, and, shall be calculated using the Libor Rate published two (2) days prior to renewal of an existing Libor Rate contract. In the event and at such time as the Borrower elects to have interest charged under the Note based upon the Libor Rate, said rate shall remain in effect for the following calendar month, 3-month period or 6-month period, as applicable, so as to correspond with the Libor Rate chosen by the Borrower. The same rate of interest shall be charged under both Notes at all times. For the first year of the Note, payments of interest only shall be due and payable on a monthly basis, with the first payment due and owing on the first day of the first month, following the date of the execution of the Note, with monthly payments of interest only (all of said payments to be debited from Borrower's depository account held with
NBC), due and payable on like date each month thereafter, through and until the Change Date (as defined and set forth below). On a date being one (1) year from the date of the execution of the Note (the "Change Date") the outstanding principal balance under the Note on the Change Date
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(the "Outstanding Principal Balance") will convert into a term loan such that the Outstanding Principal Balance shall amortize over a ten (10) year period with monthly payments of principal (based upon a ten (10) year amortization of the Outstanding Principal Balance) plus accrued interest (all of said payments to be debited from Borrower's depository account held with NBC), due and payable on a monthly basis on the first day of each month, through and until the Maturity Date (as defined and set forth below) with additional monthly payments of interest only due and payable on the remaining revolving portion of the Note on the first day of each month (all of said payments to be debited from Borrower's depository account held with NBC) through and until the Maturity Date with the entire principal balance and all accrued and unpaid interest under the Note together with all other applicable charges to be payable in full three (3) years from the date of the execution of the Note (the "Maturity Date").

         Interest on the Loan shall be calculated on the basis of a year containing three hundred sixty (360) days for the actual number of days elapsed.

         "Prime Rate" shall be defined as the interest rate announced by National Bank of Canada as its United States Prime Lending Rate, which rate is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers of the Lender (the "Prime Rate").

         "LIBOR Rate" shall be defined as the interest rate published daily in Dow Jones Telerate, page 3750 for promissory notes maturing one (1) month, three (3) months or six (6) months, as applicable, after issuance under the caption "Money Rates, London Interbank Offered Rates (LIBOR)", which rate is not necessarily the best or lowest rate charged to borrowing customers of the Lender (the "LIBOR Rate").

         Borrower shall advise Lender, in writing, as to the interest rate which is to be applied at the time of the execution of the Notes, and, prior to the first day of any calendar month in which Borrower wishes for the Libor Rate option to become effective. Failure of Borrower to provide Lender with said notice shall be deemed an election by Borrower to have interest charged at an interest rate of one-quarter of one (.25%) percent above the Prime Rate in effect from time to time, adjusted on a daily basis.

         In the event of a default, the Loan shall bear interest at the maximum rate permitted by law. Regardless of the above, in connection with the Loan, said interest rate shall never exceed the maximum rate permitted by law.

         4. LATE CHARGE: A late charge equal to three (3%) percent of the amount of any payment shall be due and payable with the payment then due and owing in the event such payment is not made within ten (10) days after the date such payment is due under the Loan.
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         5.      PREPAYMENT:  If during the term of the Loan (i) the Loan is paid down to a zero (0) balance or (ii) the Lender's obligation to make advances under the Loan ceases for reasons other than the fact that there is no availability under the Borrowing Base for the effectuation of an advance, the Borrower shall pay to the Lender a prepayment fee in an amount equal to (i) three-quarters of one (.75%) percent of the face amount of the Note during the first year; (ii) one-half of one (.50%) percent of the face amount of the Note during the second year, and (iii) one-quarter of one (.25%) percent of the face amount of the Note during the third year.

         The above set forth prepayment fee shall be due and payable whether such prepayment or cessation of Lenders' obligation to make advances is voluntary or involuntary, or a result of an event of default and/or the result of acceleration of all or other sums due as a result of such acceleration or default.

         6. LOAN CLOSING FEE AND OTHER FEES: In connection with the Loan, the Loan Closing Fee due and owing from Borrower shall be in the amount of One Hundred Thousand and 00/100 Dollars ($100,000.00). It is acknowledged that in consideration of the issuance of this letter and the reserving of sufficient funds by the Lender from which to make Loan disbursements, Lender has earned the above set forth NON-REFUNDABLE Loan Closing Fee in the amount of One Hundred Thousand and 00/100 Dollars ($100,000.00), which Loan Closing Fee shall be due and payable as follows:

                 A. Receipt of the sum of Fifteen Thousand and 00/100 Dollars ($15,000.00) is hereby acknowledged by Lender, which sum shall be applied against closing costs.

                 B. The sum of One Hundred Thousand and 00/100 Dollars ($100,000.00) shall be due and payable in full on the date of the closing of the Loan.

         AUDIT FEES: There shall be semi-annual audits (the frequency of which may be adjusted at any time by Lender, in the event Lender deems the same necessary due to an adverse change or trend in the Borrower's business) of the Borrower performed in each fiscal year of Borrower during the term of the Loan. There shall be a semi-annual audit fee due and owing from Borrower to Lender in connection with said audits based upon a charge of Four Hundred and 00/100 Dollars ($400.00) per day plus expenses, provided further that so long as audits are not conducted more often than on a semi-annual basis, the annual fees for said audits shall not exceed the sum of Nine Thousand and 00/100 Dollars ($9,000.00) plus expenses.

         UNUSED LINE FEE: An unused line fee shall be charged in connection with the Loans, such that the unused portion of the Loans shall be subject to an annual fee of one-quarter of one (.25%) percent per annum, to be calculated and payable upon a quarterly basis.
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         ADMINISTRATIVE FEE - COLLATERALIZED ACQUISITION ADVANCES:  An
administrative fee in the sum of Five Thousand and 00/100 Dollars ($5,000.00) shall be due and payable at the time of the effectuation of a Collateralized Acquisition Advance, for each Collateralized Acquisition Advance effectuated under the Loan. No administrative fee shall be due and owing in connection with the effectuation of an Acquisition Advance which is not collateralized.

         LETTER OF CREDIT FEES: A fee of one and one-quarter (1.25%) percent per annum shall be charged in connection with all Standby Letters of Credit.

         There shall be standard, customary Letter of Credit fees and charges for all Trade Letters of Credit issued under the Line of Credit, which shall include all customary bank charges associated therewith.

         7.      COLLATERAL FOR THE LOAN:  The Loan shall be secured by:

                 A. A first priority security interest in all accounts receivable, inventory, chattel paper, general intangibles, fixtures, furniture, Machinery and Equipment, Franchises, instruments and personal property now owned or hereafter acquired by Borrower, and, all proceeds of the foregoing. Additionally, in connection with any government accounts receivable, the same shall be perfected by filing such assignments and other documents as shall be required by the Federal Assignment of Claims Act. Additionally, any assets acquired by Borrower from the proceeds of an Acquisition Advance shall, as applicable, be the subject of a negative pledge and encumbrance agreement in favor of Lender or shall be pledged in favor of Lender as additional security for the Loan, all as set forth in Paragraph 2 above. A specific listing of Machinery and Equipment shall be set forth in the security documentation associated with the Loan. The security agreement, financing statements and other lien instruments associated therewith shall be filed in such jurisdictions as shall be required by Lender and its counsel, including without limitation the Surface Transportation Board.

                 B. A first priority deed of trust on certain real property previously encumbered in favor of NBC, located in Gatesville, Texas owned by KALYN/SIEBERT, INCORPORATED, a Texas corporation (the "Texas Real Property"), which deed of trust shall be in the amount of Two Million Forty Five Thousand and 00/100 Dollars ($2,045,000.00) together with all improvements, fixtures and appurtenances, now located or hereafter placed and/or located thereon, and, a first priority security interest in all machinery, equipment, licenses, contract rights, goods, general intangibles, rents, receivables, issues, proceeds, profits and agreements affecting the Texas Real Property, and all other personal property (tangible or intangible), now located thereon, or usable

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Page 11



         in connection with the Texas Real Property, and all replacements thereof, and, which is owned by the applicable Borrower, at any given time.

                 C. A first priority mortgage lien on certain real property previously encumbered in favor of NBC, located in Saginaw County, Tuscola County, Huron County and Sanilac County, Michigan, owned by HURON & EASTERN RAILWAY COMPANY, INC., a Michigan railroad corporation, and SAGINAW VALLEY RAILWAY COMPANY, INC., a Delaware corporation, as applicable (the "Michigan Real Property"), which mortgage shall be in the amount of One Million Seven Hundred Forty Thousand and 00/100 Dollars ($1,740,000.00), together with all improvements, fixtures and appurtenances, now located or hereafter placed and/or located thereon, and, a first priority security interest in all machinery, equipment (excluding locomotives and other machinery and equipment acquired with cash or financed by other lenders or with purchase money financing), licenses, contract rights, goods, general intangibles, rents, receivables, issues, proceeds, profits and agreements affecting the Michigan Real Property and all replacements thereof, and all other personal property (tangible or intangible), now located thereon, or usable in connection with the Michigan Real Property, and, which is owned by the applicable Borrower, at any given time.

                 D. A first priority mortgage lien on certain real property, previously encumbered in favor of NBC, located at 710 Second Line West, Sault Ste. Marie, Ontario, owned by Steel City Carriers Inc. (the "Ontario Real Property"), which mortgage shall be in the amount of Five Hundred Thirty Thousand and 00/100 Canadian Dollars (C$530,000.00), together with all improvements, fixtures and appurtenances, now located or hereafter placed and/or located thereon, and, a first priority security interest in all machinery, equipment, licenses, contract rights, goods, general intangibles, rents, receivables, issues, proceeds, profits and agreements affecting the Ontario Real Property, and all other personal property (tangible or intangible), now located thereon, or usable in connection with the Ontario Real Property and all replacements thereof, and, which is owned by the applicable Borrower, at any given time.

                 E. A first priority deed of trust on certain real property, previously encumbered in favor of NBC, located in Lubbock County, Hockley County, Cochran County, Terry County, and Gaines County, Texas, owned by WEST TEXAS AND LUBBOCK RAILROAD COMPANY, INC., a Texas corporation (the "West Texas and Lubbock Real Property"), in the amount of Three Million Six Hundred Ninety Nine Thousand and 00/100 Dollars ($3,699,000.00), together with all improvements, fixtures and appurtenances, now located or hereafter placed and/or located thereon, and, a first priority security interest in all machinery, equipment, licenses, contract rights, goods, general intangibles, rents, receivables, issues, proceeds, profits and agreements affecting the West Texas and Lubbock Real Property, and all other personal property (tangible or

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Page 12



         intangible), now located thereon, or usable in connection with the West Texas and Lubbock Real Property and all replacements thereof, and, which is owned by the applicable Borrower, at any given time.

                 F. A first priority deed of trust on certain real property previously encumbered in favor of NBC located in Chelan County and Okanogan County, Washington, owned by CASCADE AND COLUMBIA RIVER RAILROAD COMPANY, a Delaware corporation (the "Washington Real Property"), in the amount of Seven Million Eight Hundred Thousand and 00/100 Dollars ($7,800,000.00), together with all improvements, fixtures and appurtenances, now located or hereafter placed and/or located thereon, and, a first priority security interest in all machinery, equipment, licenses, contract rights, goods, general intangibles, rents, receivables, issues, proceeds, profits and agreements affecting the Washington Real Property, and all other personal property (tangible or intangible), now located thereon, or usable in connection with the Washington Real Property and all replacements thereof, and, which is owned by the applicable Borrower, at any given time.

                 G. A first priority mortgage lien on certain real property previously encumbered in favor of Comerica located in Red Lake County, Polk County, Norman County, Pennington County, Marshall County, and Roseau County, Minnesota, owned by Minnesota (the "Minnesota Real Property"), in the amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00), together with all improvements, fixtures and appurtenances, now located or hereafter placed and/or located thereon, and, a first priority security interest in all machinery, equipment, licenses, contract rights, goods, general intangibles, rents, receivables, issues, proceeds, profits and agreements affecting the Minnesota Real Property, and all other personal property (tangible or intangible), now located thereon, or usable in connection with the Minnesota Real Property and all replacements thereof, and, which is owned by the applicable Borrower, at any given time.

                 H. A first priority mortgage lien on certain real property owned by DELAWARE VALLEY RAILWAY COMPANY, INC., located in Gettysburg, Pennsylvania (the "Gettysburg Real Property"), in an amount of not less than One Million and 00/100 Dollars ($1,000,000.00) together with all improvements, fixtures and appurtenances, now located or hereafter placed and/or located thereon, and, a first priority security interest in all machinery, equipment, licenses, contract rights, goods, general intangibles, rents, receivables, issues, proceeds, profits and agreements affecting the Gettysburg Real Property, and all other personal property (tangible or intangible), now located thereon, or usable in connection with the Gettysburg Real Property and all replacements thereof, and, which is owned by the applicable Borrower, at any given time.

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Page 13




                 I. A first priority lien and security interest in all corridor use of real property rights (including, without limitation the corridor use of real property rights associated with the Michigan Real Property, the West Texas and Lubbock Real Property, the Washington Real Property, the Minnesota Real Property and the Gettysburg Real Property) and Railroad Trackage (including, without limitation, all of the Gettysburg Railroad Trackage) now owned or possessed by any Borrower, and all proceeds of the foregoing.

                 J. If applicable, a first priority security interest and/or mortgage lien and/or deed of trust, as applicable, in all property, real and personal, and all other assets acquired from the proceeds of a Collateralized Acquisition Advance, all in accordance with the terms and provisions of Paragraph 2 above.

NOTE: Notwithstanding anything to the contrary set forth above, the first priority security interest in the above described collateral shall be subject to any liens permitted under the terms and provisions of
         Section 4 of the Existing NBC Security Agreement.

         (The above are hereinafter collectively referred to as the "Collateral").

         8. CONDITIONS PRECEDENT: Lender's obligations hereunder are wholly contingent upon the following:

                 A. Tangible Net Worth: At the time of closing, the tangible net worth of the Borrowers must exceed the sum of Twenty Million and 00/100 Dollars ($20,000,000.00).

                 B. No Material Adverse Change: No material adverse change shall have occurred in the business or financial condition of any of the Borrowers as represented in the September 30, 1996 Consolidated Financial Statements and no financial covenant default shall be in existence at the time of the closing of the Loan.

                 C.       Evidence of Title and Lien and Judgment Searches:
         Lender and Lender's Counsel shall be in receipt of satisfactory evidence of title concerning all real property pledged in favor of Lender as security for the Loan, together with Lender's and Lender's Counsel's receipt of satisfactory lien and judgment searches and Surface Transportation Board searches in all jurisdictions required by Lender in connection with each Borrower, which searches must result in findings satisfactory to Lender and Lender's Counsel in their sole and absolute discretion.

                 D. Compliance with Post Closing Letters: Borrower shall have complied in full with all matters set forth in that certain Closing Letter, as marked-up, executed

March 3, 1997
Page 14



         between Comerica and Minnesota dated December 27, 1996, excepting for items A, B, and C contained on pages 2 and 3 of said Closing Letter, which items have either been satisfied or are no longer applicable, a copy of which letter is attached hereto and made a part hereof as Exhibit "A", and shall have additionally complied with all requirements set forth in that certain letter, as marked-up, from NBC's Counsel to Borrower's Counsel dated January 16, 1997 (the "NBC Letter"), excepting for the requirement of the Modification and Spreader Agreement set forth in item No. 3 of said letter, which is no longer applicable, due to the fact that the same shall be encumbered by the new deed of trust to be executed in favor of Lender, and excepting for item No. 5 of said letter, which item has been satisfied, a copy of which letter is attached hereto and made a part hereof as Exhibit "B". Certain additional items set forth in the NBC Letter have been satisfied as evidenced by that certain letter from Kelleher, Laidlaw, Paciocco, Priddle, Melville to Borrower's Counsel dated February 21, 1997 (the "Kelleher Letter") a copy of which is appended hereto and made a part hereof as Exhibit "C", provided however, that the items set forth on page 2 of the Kelleher Letter must be satisfied prior to the time of closing.

         IT IS AGREED, ACKNOWLEDGED AND UNDERSTOOD THAT COMPLIANCE WITH THE ABOVE SET FORTH CONDITIONS AND ALL OTHER CONDITIONS SET FORTH IN THIS LETTER ARE CONDITIONS PRECEDENT TO LENDER'S OBLIGATIONS HEREUNDER AND THE CLOSING OF THE LOAN.

         9. LENDER'S COUNSEL: The Lender's counsel, in connection with the closing of the Loan, is Mombach, Boyle & Hardin, P.A. The Lender's counsel's fees shall be in the range of Fifty Two Thousand Five Hundred and 00/100 Dollars ($52,500.00) to Fifty Five Thousand and 00/100 Dollars ($55,000.00), provided however, that under no circumstances shall said fees exceed the sum of Fifty Five Thousand and 00/100 Dollars ($55,000.00) (exclusive of title insurance and costs). Additionally, as set forth in previous letters from Mombach, Boyle & Hardin, P.A. to Borrower in connection with any Collateralized Acquisition Advance closed by Mombach, Boyle & Hardin, P.A. on behalf of the Lender, Lender's Counsels Fees shall not exceed the sum of Ten Thousand and 00/100 Dollars ($10,000.00) per Collateralized Acquisition Advance. Borrower shall be jointly and severally responsible for the payment of Lender's foregoing counsel fees and expenses.

NOTE: LENDER SHALL REQUIRE SPECIAL LOCAL COUNSEL IN THE STATE OF TEXAS, THE STATE OF MICHIGAN, THE STATE OF WASHINGTON, THE STATE OF MINNESOTA, THE STATE OF PENNSYLVANIA, AND THE PROVINCE OF ONTARIO, AND, BORROWER SHALL BE RESPONSIBLE FOR THE PAYMENT OF ALL OF SUCH LOCAL COUNSEL'S FEES AND EXPENSES INCURRED IN CONNECTION THEREWITH. SUCH LOCAL COUNSEL SHALL BE REQUIRED TO

March 3, 1997
Page 15



                 PROVIDE LENDER AND ITS COUNSEL WITH SUCH REASONABLE OPINIONS AS SHALL BE REQUIRED BY LENDER AND ITS COUNSEL. THE ABOVE SET FORTH LOCAL COUNSEL MAY BE HIRED DIRECTLY BY THE BORROWER, PROVIDED THAT SUCH COUNSEL MUST BE REASONABLY ACCEPTABLE TO LENDER AND LENDER'S COUNSEL, IN THEIR REASONABLE DISCRETION.

         10. QUALITY OF LOAN: Each document and item required to be submitted to Lender pursuant to this letter shall be satisfactory in form and substance to Lender and its counsel. All instruments and documents required hereby or affecting the Collateral for the Loan or relating to Borrowers' capacity and authority to enter into the Loan, and to execute the Loan documents and such other documents, opinions and assurances as Lender or its counsel may reasonably request, and all procedures in connection herewith shall be subject to approval as to form and substance of the Lender and its counsel. All such documents shall be submitted to the Lender for approval within five
(5) business days prior to actual closing.

         11.     LOAN DOCUMENTS AND ITEMS REQUIRED FOR CLOSING:  At least five
(5) days prior to the closing of the Loan, Lender shall have received the following documents at the Borrower's expense:

         A. The Notes: The Notes evidencing the Loan, which shall contain the terms and provisions set forth above.

         B. Security Agreements: Security agreements or reaffirmations thereof, wherein each Borrower grants to Lender a first priority security interest in the applicable portion of the Collateral, including, without limitation, all accounts, accounts receivable, inventory, chattel paper, general intangibles, all Machinery and Equipment, Franchises, corridor use rights, railroad rights of way, railroad trackage, railroad equipment and railroad rolling stock, used in connection with the Borrower's business operations, together with UCC-1 Financing Statements or other applicable and appropriate instruments associated therewith. A specific description of particular equipment and machinery shall be annexed as an exhibit to each security agreement. All of the above security instruments shall be filed with all required jurisdictions, at all state and county levels as required in the United States and the Province of Ontario (at the local, state and federal levels), together with filing with the Surface Transportation Board, as necessary and as required by Lender and its counsel, in their sole discretion.

NOTE: Additionally, Borrower shall execute such documentation as shall be required by Lender and its counsel in order to perfect Lender's security interest in governmental receivables under the Federal Assignment of Claims Act.

March 3, 1997
Page 16




         C. Uniform Commercial Code Financing Statements: UCC-1 Financing Statements executed, recorded, and filed with the appropriate Secretaries of States, and, the Public Records of applicable cities and counties of the States of Florida, Michigan, Texas, Washington, Minnesota, Delaware, Pennsylvania, and all such other jurisdictions as shall reasonably be required by Lender and its counsel, and such governmental offices as shall be required in Ontario, Canada and other parts of Canada, and, any other necessary jurisdiction, creating a perfected security interest in the foregoing Collateral. A specific description of particular equipment and machinery shall be annexed as an exhibit to each UCC-1 Financing Statement.

         D. UCC-3 Amendment Statements: If and as necessary, UCC-3 Amendment Statements executed, recorded, and filed with the appropriate Secretaries of States, and, the Public Records of applicable cities and counties of the States of Florida, Michigan, Texas, Washington, Minnesota, Delaware, the Province of Ontario, and all such other jurisdictions as shall be required by Lender and its counsel.

NOTE: SURFACE TRANSPORTATION BOARD SEARCHES AND UCC LIEN AND JUDGMENT SEARCHES OF EACH BORROWER SHALL BE CONDUCTED IN SUCH JURISDICTIONS AS SHALL BE REQUIRED BY LENDER, WHICH MUST RESULT IN FINDINGS SATISFACTORY TO LENDER AND ITS COUNSEL, INCLUDING POST-CLOSING SEARCHES, AS SHALL BE REQUIRED BY LENDER. ALL OF SAID SEARCHES SHALL BE AT BORROWER'S SOLE COST AND EXPENSE.

         E. Loan Agreement, which shall contain such provisions and such other affirmative and negative covenants, as may be required by the Lender.

         F. Deed of Trust: A deed of trust (the "Deed of Trust") shall be a perfected first lien and title priority on the Texas Real Property. NOTE: THE LEGAL DESCRIPTION INCLUDED WITHIN THE DEED OF TRUST SHALL INCLUDE ALL ADDITIONAL PROPERTY ACQUIRED BY KALYN/SIEBERT, INCORPORATED AS DESCRIBED IN WRITING BY BORROWER'S COUNSEL TO LENDER'S COUNSEL.

         G. Security Agreement and Financing Statements: A security agreement shall be combined with the Deed of Trust instrument form. It and the financing statements shall provide a perfected, first priority, security interest in all fixtures, appurtenances and personal property now located on the Texas Real Property and any replacements thereof and/or necessary or useable in connection with the

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Page 17



                 operation of the Texas Real Property for its intended uses, which is owned by the Borrower, and shall cover all tangible and intangible personal property relating to the Texas Real Property in which Borrower has any proprietary interest. The financing statements shall be executed and recorded with the Texas Secretary of State and in the Public Records of the appropriate county where the Texas Real Property is located in Texas.

         H. Assignment of Leases: A perfected, first priority, assignment of Borrower's interest in all present and future leases of the Texas Real Property (including rights to receive rents).

         I. Subordination of Leases: If applicable, a subordination of all leases affecting the Texas Real Property to the lien and effect of the Deed of Trust and related collateral.

         J. Title Insurance: A standard ALTA mortgagee policy or endorsement, as required by Lender and Lender's Counsel, insuring the Deed of Trust which shall encumber the Texas Real Property, from a national title company approved by Lender.
                 It shall provide coverage in the amount of Two Million Forty Five Thousand and 00/100 Dollars ($2,045,000.00), and shall not contain any title exceptions not approved by Lender or its counsel. A title insurance binder or commitment and copies of documents creating title insurance exceptions shall be submitted to Lender's counsel at least fifteen (15) days prior to the intended date of the Loan closing. The title commitment and the title policy shall provide for a Comprehensive Endorsement, a Variable Rate Endorsement and an Environmental Lien Endorsement, if possible, a Survey Endorsement, together with any other endorsements required by Lender or Lender's Counsel.

         K. Mortgage Instrument: A mortgage (the "Michigan Mortgage") shall be a perfected first lien and title priority on the Michigan Real Property.

         L. Security Agreement and Financing Statements: A security agreement shall be combined with the Michigan Mortgage instrument form. It and the financing statements shall provide a perfected, first priority, security interest in all fixtures, appurtenances and personal property now located on the Michigan Real Property and any replacements thereof and/or necessary or useable in connection with the operation of the Michigan Real Property for its intended uses, which is owned by the Borrower, and shall cover all tangible and intangible personal property relating to the Michigan Real Property in which Borrower has any proprietary interest. The financing statements shall be executed and recorded with the

March 3, 1997
Page 18



                 Michigan Secretary of State and in the Public Records of the appropriate counties where the Michigan Real Property is located in Michigan.

         M. Assignment of Leases: A perfected, first priority, assignment of Borrower's interest in all present and future leases of the Michigan Real Property (including rights to receive rents).

         N. Subordination of Leases: A subordination of all leases affecting the Michigan Real Property to the lien and effect of the Michigan Mortgage and related collateral.

         O. Title Evidence: Such title evidence as shall be acceptable to Lender and its counsel.

         P. Mortgage Instrument: A mortgage instrument (the "Ontario Mortgage") shall be a perfected first lien and title priority on the Ontario Real Property.

         Q. Security Agreement and Financing Statements: A security agreement shall be combined with the Ontario Mortgage instrument form. It and the financing statements shall provide a perfected, first priority, security interest in all fixtures, appurtenances and personal property now located on the Ontario Real Property and any replacements thereof and/or necessary or useable in connection with the operation of the Ontario Real Property for its intended uses, which is owned by the Borrower, and shall cover all tangible and intangible personal property relating to the Ontario Real Property in which Borrower has any proprietary interest. The financing statements shall be executed and recorded with the Ministry of Consumer and Commercial Relations in Ontario, and if applicable, in the Land Registry Office of the appropriate region where the Ontario Real Property is located in Ontario, and/or in such other governmental offices as are appropriate in the Province of Ontario.

         R. Assignment of Leases: A perfected, first priority, assignment of Borrower's interest in all present and future leases of the Ontario Real Property (including rights to receive rents).

         S. Subordination of Leases: A subordination of all leases affecting the Ontario Real Property to the lien and effect of the Ontario Mortgage and related collateral.

         T. Title Insurance: A standard mortgagee policy insuring the Ontario Mortgage, from a national title company approved by Lender. It shall provide coverage in the amount of Five Hundred Thirty Thousand and 00/100 Canadian Dollars

March 3, 1997
Page 19



                 (C$530,000.00), and shall not contain any title exceptions not approved by Lender or its counsel. A title insurance binder or commitment and copies of documents creating title insurance exceptions shall be submitted to Lender's counsel at least fifteen (15) days prior to the intended date of the Loan closing. The title commitment and the title policy shall provide for all endorsements required by Lender and Lender's counsel.

         U. Deed of Trust: A deed of trust (the "West Texas Deed of Trust") shall be a perfected first lien and title priority on the West Texas and Lubbock Real Property.

         V. Security Agreement and Financing Statements: A security agreement shall be combined with the West Texas Deed of Trust instrument form. It and the financing statements shall provide a perfected, first priority, security interest in all fixtures, appurtenances and personal property now located on the West Texas and Lubbock Real Property and any replacements thereof and/or necessary or useable in connection with the operation of the West Texas and Lubbock Real Property for its intended uses, which is owned by the Borrower, and shall cover all tangible and intangible personal property relating to the West Texas and Lubbock Real Property in which Borrower has any proprietary interest. The financing statements shall be executed and recorded with the Texas Secretary of State and in the Public Records of the appropriate counties where the West Texas and Lubbock Real Property is located in Texas.

         W. Assignment of Leases: A perfected, first priority, assignment of Borrower's interest in all present and future leases of the West Texas and Lubbock Real Property (including rights to receive rents).

         X. Subordination of Leases: If applicable, a subordination of all leases affecting the West Texas and Lubbock Real Property to the lien and effect of the West Texas Deed of Trust and related collateral.

         Y. Title Evidence: Such title evidence as shall be acceptable to Lender and its counsel.

         Z. Deed of Trust: A deed of trust (the "Washington Deed of Trust") shall be a perfected first lien and title priority on the Washington Real Property.

         AA. Security Agreement and Financing Statements: A security agreement shall be combined with the Washington Deed of Trust instrument form. It and the financing statements shall provide a perfected, first priority, security interest in

March 3, 1997
Page 20



                 all fixtures, appurtenances and personal property now located on the Washington Real Property and any replacements thereof and/or necessary or useable in connection with the operation of the Washington Real Property for its intended uses, which is owned by the Borrower, and shall cover all tangible and intangible personal property relating to the Washington Real Property in which Borrower has any proprietary interest. The financing statements shall be executed and recorded with the Washington Secretary of State and in the Public Records of the appropriate counties where the Washington Real Property is located in Washington.

         BB. Assignment of Leases: A perfected, first priority, assignment of Borrower's interest in all present and future leases of the Washington Real Property (including rights to receive rents).

         CC. Subordination of Leases: If applicable, a subordination of all leases affecting the Washington Real Property to the lien and effect of the Washington Deed of Trust and related collateral.

         DD. Title Evidence: Such title evidence as shall be acceptable to Lender and its counsel.

         EE. Mortgage Instrument: A mortgage (the "Minnesota Mortgage") shall be a perfected first lien and title priority on the Minnesota Real Property.

         FF. Security Agreement and Financing Statements: A security agreement shall be combined with the Minnesota Mortgage instrument form. It and the financing statements shall provide a perfected, first priority, security interest in all fixtures, appurtenances and personal property now located on the Minnesota Real Property and any replacements thereof and/or necessary or useable in connection with the operation of the Minnesota Real Property for its intended uses, which is owned by the Borrower, and shall cover all tangible and intangible personal property relating to the Minnesota Real Property in which Borrower has any proprietary interest. The financing statements shall be executed and recorded with the Minnesota Secretary of State and in the Public Records of the appropriate counties where the Minnesota Real Property is located in Minnesota.

         GG. Assignment of Leases: A perfected, first priority, assignment of Borrower's interest in all present and future leases of the Minnesota Real Property (including rights to receive rents).

March 3, 1997
Page 21




         HH. Subordination of Leases: A subordination of all leases affecting the Minnesota Real Property to the lien and effect of the Minnesota Mortgage and related collateral.

         II. Title Evidence: Such title evidence as shall be acceptable to Lender and its counsel.

         JJ. Mortgage Instrument: A mortgage (the "Gettysburg Mortgage") shall be a perfected first lien and title priority on the Gettysburg Real Property.

         KK. Security Agreement and Financing Statements: A security agreement shall be combined with the Gettysburg Mortgage instrument form. It and the financing statements shall provide a perfected, first priority, security interest in all fixtures, appurtenances and personal property now located on the Gettysburg Real Property and any replacements thereof and/or necessary or useable in connection with the operation of the Gettysburg Real Property for its intended uses, which is owned by the Borrower, and shall cover all tangible and intangible personal property relating to the Gettysburg Real Property in which Borrower has any proprietary interest. The financing statements shall be executed and recorded with the Pennsylvania Secretary of State and in the Public Records of the appropriate counties where the Gettysburg Real Property is located in Pennsylvania.

         LL. Assignment of Leases: A perfected, first priority, assignment of Borrower's interest in all present and future leases of the Gettysburg Real Property (including rights to receive rents).

         MM. Subordination of Leases: A subordination of all leases affecting the Gettysburg Real Property to the lien and effect of the Gettysburg Mortgage and related collateral.

         NN. Title Evidence: Such title evidence as shall be acceptable to Lender and its counsel.

NOTE: IN CONNECTION WITH ALL SECURITY INTERESTS AND LIENS DESCRIBED AND SET FORTH IN THE SECURITY DOCUMENTATION SET FORTH ABOVE, THE SAME SHALL BE SUBJECT TO ALL PERMITTED LIENS AND ENCUMBRANCES AS PERMITTED UNDER THE TERMS AND PROVISIONS OF
                 SECTION 4 OF THE EXISTING NBC SECURITY AGREEMENT. ADDITIONALLY, IF DEEMED ACCEPTABLE BY LENDER'S COUNSEL AND APPLICABLE LOCAL COUNSEL, AND, AS SHALL BE DETERMINED BY LENDER AND ITS COUNSEL, IN THEIR

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Page 22



                 SOLE AND ABSOLUTE DISCRETION, BORROWER MAY EXECUTE CERTAIN ASSIGNMENTS AND MODIFICATION AGREEMENTS AND/OR AMENDED AND RESTATED AGREEMENTS IN LIEU OF NEW SECURITY DOCUMENTATION IN CONNECTION WITH CERTAIN OF THE SECURITY DOCUMENTATION SET FORTH ABOVE.

         OO. Authority and Capacity Instruments: Documents appropriate to the form of each borrowing entity which evidence the necessary authorization of, and capacity for, the actions to be taken by each Borrower in connection with this letter and the Loan. Appropriate documents can include borrowing resolutions and certificates of good standing for corporations, partnership agreements and certificates of partnership for general and limited partnerships and joint venture agreements and appropriate certificates for joint venturers.

         PP. Survey: Five (5) copies of a recent survey of the Texas Real Property and the Ontario Real Property by a registered surveyor. Each survey shall be certified to Lender, the title insurer, and the issuing agent, and shall show all boundaries of the Texas Real Property and the Ontario Real Property, with courses and distances indicated, including chord bearings and arc and chord distances for all curves, and shall show dimensions and locations of all existing improvements and of all easements, roads, encroachments, and utility lines, and shall shown the distances to, and names of, the nearest intersecting streets, and other facts in any way affecting the Texas Real Property and the Ontario Real Property and shall show in other details as Lender may request. The land area must also be included, together with a certification as to the location of the Texas Real Property and the Ontario Real Property within any special flood hazard area. The survey shall be required to be delivered to Lender and its counsel, at least fifteen (15) days prior to the date of the Loan closing.

         QQ. Flood Hazards: At least fifteen (15) days prior to the closing of the Loan, evidence as to whether or not the Texas Real Property and the Gettysburg Real Property, if applicable, are located within an area identified pursuant to the Flood Disaster Protection Act of 1973 as having special flood hazards.

         RR. Casualty Insurance: "All-risk" casualty insurance policies insuring the Texas Real Property, the Michigan Real Property, the Ontario Real Property, the West Texas and Lubbock Real Property, the Washington Real Property, the Minnesota Real Property, the Gettysburg Real Property and the Collateral in favor of Borrower, naming Lender as mortgagee and loss-payee, and written through a company and in an amount as shall be satisfactory to Lender, with a standard mortgagee and loss-payee endorsement in favor of Lender, and providing at least

March 3, 1997
Page 23



                 30-days written notice of any cancellation, modification or non-renewal of the insurance coverage, shall be in effect throughout the term of the Loan.

         SS. Flood Insurance: In the event the Texas Real Property or the Gettysburg Real Property is located in a federally designated flood hazard area, a Flood Insurance Policy naming the Lender as mortgagee and loss-payee, and written through a company and in an amount as shall be satisfactory to Lender, with a standard mortgagee endorsement in favor of Lender, and providing at least thirty (30) days' written notice of cancellation, modification or non-renewal of the insurance coverage, shall be in effect throughout the term of the Loan.

         TT. Liability Insurance: Liability Insurance Policies in favor of Borrower, and written through a company and in an amount as shall be satisfactory to Lender, with a standard mortgagee and additional insured endorsement in favor of Lender, naming Lender as mortgagee and additional insured, shall be in effect throughout the term of the Loan.

With regard to the insurance set forth above, policies or certificates of insurance coverage in favor of Borrower shall be delivered to Lender, with coverage types and amounts satisfactory to Lender, and satisfactory evidence of premium payments must also be provided.

         UU. Mortgagor's No-Lien Affidavits: To be executed by an appropriate officer of each Borrower, as applicable, at the time of closing.

         VV. Anti-Coercion Acknowledgments: A written acknowledgement from Borrower as to receipt of notice from Lender regarding the anti-coercion provisions of the Florida insurance laws.

         WW. Certificates of Good Standing evidencing that the each Borrower is in good standing under the laws of the state or province of their incorporation and in any other states in which they conduct business.

         XX. Corporate Resolutions and Incumbency Certificate of each Borrower authorizing effectuation of the Loan.


         YY. Attorney's Opinion: A written opinion, addressed to Lender, from Borrower's attorney(s), as may be approved by Lender, concerning, without limitation, the following matters:

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Page 24




                 (i) Usury: The fees and interest charged or to be charged by Lender in connection with the Loan do not violate any usury or other similar federal laws or laws of the State of New York.

                 (ii) Security Interests: The security agreements, assignments, financing statements and all related security instruments provide to Lender perfected security interests of the priorities required by Lender, which is of a first priority security interest in the described personal property, receivables, inventory, fixtures, railroad corridors, railroad rights of way, railroad trackage, railroad equipment, railroad rolling stock and all associated property.

                 (iii) Mortgages and Deed of Trust: That the Mortgages and/or Deeds of Trust, as applicable, provide to Lender a valid mortgage or deed of trust, as applicable.

                 (iv)     Good Standing of Borrower:

                          (a) RAILAMERICA, INC. is a Delaware corporation in good standing under the laws of the State of Delaware and in all states in which it conducts business, including, without limitation, the State of Florida. RAILAMERICA, INC. has all requisite power and authority to own, mortgage and encumber its property, and, to the best of counsel's knowledge, RAILAMERICA, INC. is in compliance with all material laws affecting its business.

                          (b) KALYN/SIEBERT, INCORPORATED is a Texas corporation in good standing under the laws of the State of Texas and in all states in which it conducts business. KALYN/SIEBERT, INCORPORATED has all requisite power and authority to own, mortgage and encumber its property, and, to the best of counsel's knowledge, KALYN/SIEBERT, INCORPORATED is in compliance with all material laws affecting its business.

                          (c) RAILAMERICA INTERMODAL SERVICES, INC. is a Delaware corporation in good standing under the laws of the State of Delaware and in all states in which it conducts business. RAILAMERICA INTERMODAL SERVICES, INC. has all requisite power and authority to own, mortgage and encumber its property, and, to the best of counsel's knowledge,

March 3, 1997
Page 25



                                  RAILAMERICA INTERMODAL SERVICES, INC. is in compliance with all material laws affecting its business.

                          (d) RAILAMERICA CARRIERS, INC. is a corporation organized under the laws of the Province of Ontario, and, is in good standing under the laws of the Province of Ontario and in all other jurisdictions in which it conducts business. RAILAMERICA CARRIERS, INC. has all requisite power and authority to own, mortgage and encumber its property, and, to the best of counsel's knowledge, RAILAMERICA CARRIERS, INC. is in compliance with all material laws affecting its business.

                          (e) STEEL CITY CARRIERS INC. is a corporation organized under the laws of the Province of Ontario, and, is in good standing under the laws of the Province of Ontario and in all other jurisdictions in which it conducts business. STEEL CITY CARRIERS INC. has all requisite power and authority to own, mortgage and encumber its property, and, to the best of counsel's knowledge, STEEL CITY CARRIERS INC. is in compliance with all material laws affecting its business.

                          (f) SAGINAW VALLEY RAILWAY COMPANY, INC. is a Delaware corporation in good standing under the laws of the State of Delaware and in all states in which it conducts business, including, without limitation, the State of Michigan. SAGINAW VALLEY RAILWAY COMPANY, INC. has all requisite power and authority to own, mortgage and encumber its property, and, to the best of counsel's knowledge, SAGINAW VALLEY RAILWAY COMPANY, INC. is in compliance with all material laws affecting its business.

                          (g) HURON AND EASTERN RAILWAY COMPANY, INC. is a Michigan corporation in good standing under the laws of the State of Michigan and in all states in which it conducts business. HURON AND EASTERN RAILWAY COMPANY, INC. has all requisite power and authority to own, mortgage and encumber its property, and, to the best of counsel's knowledge, HURON AND EASTERN RAILWAY COMPANY, INC. is in compliance with all material laws affecting its business.

March 3, 1997
Page 26




                          (h) WEST TEXAS AND LUBBOCK RAILROAD COMPANY, INC. is a Texas corporation in good standing under the laws of the State of Texas and in all states in which it conducts business. WEST TEXAS AND LUBBOCK RAILROAD COMPANY, INC. has all requisite power and authority to own, mortgage and encumber its property, and, to the best of counsel's knowledge, WEST TEXAS AND LUBBOCK RAILROAD COMPANY, INC. is in compliance with all material laws affecting its business.

                          (i) PLAINVIEW TERMINAL COMPANY is a Texas corporation in good standing under the laws of the State of Texas and in all states in which it conducts business. PLAINVIEW TERMINAL COMPANY has all requisite power and authority to own, mortgage and encumber its property, and, to the best of counsel's knowledge, PLAINVIEW TERMINAL COMPANY is in compliance with all material laws affecting its business.

                          (j) CASCADE AND COLUMBIA RIVER RAILROAD COMPANY is a Delaware corporation in good standing under the laws of the State of Delaware and in all states in which it conducts business, including, without limitation, the State of Washington. CASCADE AND COLUMBIA RIVER RAILROAD COMPANY has all requisite power and authority to own, mortgage and encumber its property, and, to the best of counsel's knowledge, CASCADE AND COLUMBIA RIVER RAILROAD COMPANY is in compliance with all material laws affecting its business.

                          (k) OTTER TAIL VALLEY RAILROAD, INC. is a Minnesota corporation in good standing under the laws of the State of Minnesota and in all states in which it conducts business. OTTER TAIL VALLEY RAILROAD, INC. has all requisite power and authority to own, mortgage and encumber its property, and, to the best of counsel's knowledge, OTTER TAIL VALLEY RAILROAD, INC. is in compliance with all material laws affecting its business.

                          (l) MINNESOTA NORTHERN RAILROAD, INC. is a Delaware corporation in good standing under the laws of the State of Delaware and in all states in which it conducts business, including without limitation, the State of Minnesota. MINNESOTA NORTHERN RAILROAD, INC. has all requisite power and

March 3, 1997
Page 27



                                  authority to own, mortgage and encumber its property, and, to the best of counsel's knowledge, MINNESOTA NORTHERN RAILROAD, INC. is in compliance with all material laws affecting its business.

                          (m) DELAWARE VALLEY RAILWAY COMPANY, INC. is a Delaware corporation in good standing under the laws of the State of Delaware and in all states in which it conducts business, including without limitation, the State of Pennsylvania. DELAWARE VALLEY RAILWAY COMPANY, INC. has all requisite power and authority to own, mortgage and encumber its property, and, to the best of counsel's knowledge, DELAWARE VALLEY RAILWAY COMPANY, INC. is in compliance with all material laws affecting its business.

                 (v) Authorization: Execution of the Loan documents has been duly authorized by all necessary actions of each Borrower and such executions have been performed by the persons authorized to do so.

                 (vi) Enforceability: All of the loan documents establish binding obligations of each Borrower, as applicable, and, each such document is enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally.

                 (vii) No Conflict: There is no charter, partnership agreement, by-law or preference stock provision of any Borrower, and, no provision of any existing mortgage, indenture, contract or agreement known to be binding on any Borrower affecting its property which would conflict with or in any way prevent the execution, delivery and carrying out of the terms of the Loan Documents. Accordingly, the Borrower's execution of the Loan Documents does not violate any other instrument, agreement, order or decree to which any Borrower is a party or by which any Borrower is bound.

                 (viii)   Documentary Stamp Tax, Transfer and Recording Taxes:
                          Payment of all applicable documentary stamp, if any, required by the State of Florida and transfer and recording taxes required by the State of Texas, the State of Michigan, the State of Washington, the State of Minnesota, the State of Pennsylvania, the Province of Ontario and any local municipalities in

March 3, 1997
Page 28



                          connection with the closing of the Loan have been collected and remitted to the proper taxing authorities.

                 (ix) Litigation: To the best of counsel's knowledge, each Borrower is not a party to any pending litigation, which, if adversely determined, would impair the ability of any of them to meet its obligations to Lender under the Loan.

                 (x) Such other matters as shall be required by Lender and its counsel.

         ZZ. Fees and Charges: Payment of all fees and charges as required for the Loan closing and matters related thereto, including all legal fees, closing costs, recording fees and any other charges.

        AAA. Covenants and Restrictions: Copies of all covenants and restrictions affecting the Texas Real Property, the Michigan Real Property, the Ontario Real Property, the West Texas and Lubbock Real Property, the Washington Real Property, the Minnesota Real Property, and the Gettysburg Real Property which shall be subject to the approval of Lender.

        BBB. Affidavit of Leases having attached thereto certified copies of all leases affecting each Borrower and its business operations.

        CCC. Landlord's Waiver of Lien Agreement to be executed by each Landlord of each Borrower, for each of Borrower's business locations.

        DDD. Default: There shall be no default in existence with regard to any other obligations of Borrower to Lender.

        EEE. Leases: Duplicate originals or certified copies of all leases and any lease amendments affecting all or any part of the Texas Real Property, the Michigan Real Property, the Ontario Real Property, the West Texas and Lubbock Real Property, the Washington Real Property, the Minnesota Real Property, and the Gettysburg Real Property together with the standard form lease to be used in future leasing. The leases and form must be satisfactory to Lender, and the leases shall be subordinate to the mortgage or deed of trust instrument.

        FFF. Miscellaneous: All other Loan documents or items that are customarily provided in loan transactions of this type and all other Loan documents or items as may be required by Lender or its counsel.

March 3, 1997
Page 29




         12. GENERAL TERMS AND CONDITIONS: At or prior to the closing of the Loan, and, for so long as the Loan is outstanding, the Borrower shall comply with the following terms and conditions:

         A. Each of the Borrowers, together with all subsidiary corporations of RailAmerica, Inc. (the "Subsidiary Corporations") shall on a consolidated basis comply with all of the covenants, terms and conditions set forth on Exhibit "D" appended hereto and made a part hereof. For purposes of the Exhibit, each reference to the Borrower shall refer to the Borrowers, together with the Subsidiary Corporations on a collective basis.

         B. Assignability: Neither this letter nor any interest in it may be assigned by Borrower without Lender's prior written approval.

         C. Expenses: Unless otherwise expressly provided in this letter, each Borrower shall jointly and severally be responsible and liable for, and shall hold Lender harmless from, and shall pay, all costs and expenses incurred in connection with the Loan (pre- and post-closing) including, but not limited to:
                 Loan fees, title, hazard and other insurance premiums; surveys; appraisals, brokerage commissions and claims of brokerage; property, document and intangible taxes; attorney's fees; UCC lien searches; and recording charges. Borrower shall reimburse Lender for all such costs and expenses paid by Lender.

         D. Operating and Rent Statements: Borrower shall, at Lender's request, submit to Lender financial statements of income and expenses accurately setting forth the operations of the Texas Real Property, the Michigan Real Property, the Ontario Real Property, the West Texas and Lubbock Real Property, the Washington Real Property, the Minnesota Real Property, and the Gettysburg Real Property for each fiscal year and/or monthly financial statements, in form and substance acceptable to Lender. Also, when so requested, Borrower will submit to Lender rent schedules showing, among other things as may be required by Lender, occupied tenant space, rents and vacant space and proposed rents.

         E. Publicity: The Lender shall have the right to secure printed publicity (at Lender's sole expense) through newspapers and other media concerning the Loan.

         F. Subordinate Financing and Alienation: There shall be no subordinate financing of the personal or real property included in the Collateral, and no sale or transfer of ownership of the Texas Real Property, the Michigan Real Property, the Ontario Real Property, the West Texas and Lubbock Real Property, the Washington Real Property, the Minnesota Real Property, or the Gettysburg Real

March 3, 1997
Page 30



                 Property and no changes in any borrowing entity without Lender's prior consent, which shall not be unreasonably withheld. Notwithstanding anything to the contrary set forth above, the liens and encumbrances permitted under the terms and provisions of Section 4 of the Existing NBC Security Agreement shall continue to be permitted.

         G. Additional Leases: Borrower shall provide Lender with duplicate originals or certified copies of each lease entered into in connection with the Texas Real Property, the Michigan Real Property, the Ontario Real Property, the West Texas and Lubbock Real Property, the Washington Real Property, the Minnesota Real Property, and the Gettysburg Real Property for all leases entered into subsequent to the time of closing, if any.

         H. Loan Application: The issuance of this letter is based upon the accuracy of your representations and statements, any loan application and all additional information, representations, exhibits and other matters submitted to Lender for its consideration. Lender shall have the option to declare this commitment to be breached if there shall have been any material misrepresentation or misstatement or any material error in anything submitted to Lender, or, if prior to the initial disbursement under the Loan, there shall have been a material adverse change in the state of facts submitted to Lender, or any Borrower has become insolvent, bankrupt or incapacitated.

         I. Anti-Coercion Notice: The insurance laws of the State of Florida provide that Lender may not require Borrower to take insurance through any particular insurance agent or company to insure the Collateral. Borrower, subject to the rules adopted by the Florida Insurance Commissioner, has the right to have insurance placed with the insurance agent or company of Borrower's choice, provided the company meets Lender's requirements. Lender has the right to designate reasonable financial requirements as to the company and the adequacy of the insurance coverage.

         J. Hazardous Wastes: By its acceptance of this letter, the Borrowers expressly warrant and represent to the Lender that:
                 (i) the Texas Real Property, the Michigan Real Property, the Ontario Real Property, the West Texas and Lubbock Real Property, the Washington Real Property, the Minnesota Real Property, and the Gettysburg Real Property are not currently used in a manner by Borrowers, which violates any applicable federal, state or local environmental laws; (ii) except as set forth in prior loan documents in connection with the Michigan Real Property, neither the Borrower nor any tenant has received any notice from a government agency for violation of such laws, and, if such notice is received, the

March 3, 1997
Page 31



                 Borrower shall immediately notify the Lender; (iii) the Borrower shall not cause nor permit any tenant to cause a violation of any applicable federal, state or local environmental laws, nor permit any environmental liens to be placed on the Texas Real Property, the Michigan Real Property, the Ontario Real Property, the West Texas and Lubbock Real Property, the Washington Real Property, the Minnesota Real Property, and the Gettysburg Real Property; (iv) the Borrowers, jointly and severally, shall indemnify Lender for all costs incurred by Lender in connection with the removal of hazardous wastes from the Texas Real Property, the Michigan Real Property, the Ontario Real Property, the West Texas and Lubbock Real Property, the Washington Real Property, the Minnesota Real Property, and the Gettysburg Real Property regardless of whether Borrower has caused the presence of such hazardous wastes; and (v) Borrowers, jointly and severally, shall indemnify Lender against any loss, cost, damage or expense that Lender may incur, directly or indirectly, as a result of or in connection with the assertion against Lender of any claims relating to the presence or removal of any hazardous wastes on the Texas Real Property, the Michigan Real Property, the Ontario Real Property, the West Texas and Lubbock Real Property, the Washington Real Property, the Minnesota Real Property, or the Gettysburg Real Property.

                 In connection with the above, Borrower agrees to provide Lender, throughout the term of the Loan, with copies of all reports issued by environmental agencies, concerning the Texas Real Property, the Michigan Real Property, the Ontario Real Property, the West Texas and Lubbock Real Property, the Washington Real Property, the Minnesota Real Property, and the Gettysburg Real Property including, but not limited to, any Environmental Protection Agency ("EPA") Reports. Further, Lender shall have the right, prior to making advances under the Loan, and throughout the term of the Loan to directly contact the EPA and other governmental agencies regarding the status of the Texas Real Property, the Michigan Real Property, the Ontario Real Property, the West Texas and Lubbock Real Property, the Washington Real Property, the Minnesota Real Property, and the Gettysburg Real Property, and, in the event of any violations, the same must be cured before the closing of the Loan.

                 Borrowers shall execute Hazardous Substance Certificates and Indemnification Agreements in connection with the Texas Real Property, the Michigan Real Property, the Ontario Real Property, the West Texas and Lubbock Real Property, the Washington Real Property, the Minnesota Real Property, and the Gettysburg Real Property at the time of closing.

March 3, 1997
Page 32




         K. Closing: Closing of the Loan, in accordance with the terms and conditions of this letter, shall take place on or before April 25, 1997, at such hour and place as designated by Lender.

         L. Applicable Law: This letter, and such of the Loan instruments as do not otherwise provide, shall be construed in accordance with the internal laws (and not the laws of conflicts) of the STATE OF NEW YORK.

         M. No Waiver of Rights by Lender: Neither any failure nor any delay on the part of Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

         N. Survival of Representations: All covenants, agreements, representations and warranties made herein shall survive the funding by Lender of the Loan herein described, and shall continue in full force and effect so long as any portion of said Loan is outstanding and unpaid. In this letter, reference to any of the parties herein shall be deemed in include the successors and assigns of such party. All covenants, promises and agreements by or on behalf of the Borrower which are contained in this letter, or in any other loan instrument, shall inure to the benefit of the successors and assigns of Lender. In the event of any conflict between the terms and provisions of this letter and the terms and provisions of the Loan documents, the terms and provisions of the Loan documents shall control and prevail.

         O. Americans with Disabilities Act: Borrower shall comply with, as applicable, the Americans with Disabilities Act, and, all other laws and regulations affecting the Texas Real Property, the Michigan Real Property, the West Texas and Lubbock Real Property, the Washington Real Property, the Minnesota Real Property, and the Gettysburg Real Property. Borrowers shall execute an Americans with Disabilities Act Certificate and Indemnification Agreement at the time of closing for each of said properties.

         P. Documentary Stamps and Intangible Tax: Borrowers do hereby jointly and severally indemnify and shall jointly and severally hold harmless Lender of and from any and all liability in connection with the payment or non-payment of any and all necessary documentary stamp tax, intangible tax and all other governmental taxes due and owing in connection with the Loan, including without limitation, any and all non-recurring intangible tax due and owing in connection with the Mortgages and the Deeds of Trust securing the Loan, which

March 3, 1997
Page 33



                 indemnification shall survive this letter and the closing of and repayment of the Loan.

         Q. Severability: In the event that any one or more of the provisions contained in this letter, or any documentation incident hereto, should be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

         R. Commercial Use: Borrower warrants and represents that the proceeds of the Loan shall be used for commercial purposes.

         S. Modification: This letter may be amended or modified only by written instrument signed by Borrower and Lender. any waiver or consent granted hereunder shall be effective only in the specific instance and for the purpose for which given.

         T. Termination of this Letter: The Lender may terminate all rights provided under this letter by notice in writing to the Borrower that, in the event (i) any Borrower shall fail and refuse to comply in a timely way with any of the requirements or conditions of this letter, or (ii) prior to the closing of the Loan, any material or adverse change shall occur in the financial condition of any Borrower from the condition represented in the Loan application or any supporting documentation or (iii) prior to the closing of the Loan, any Borrower shall either admit in writing their inability to pay their debts generally as they become due, or (iv) consent to the appointment of a Receiver of all or any part of their property or make any assignment for the benefit of creditors, or file a petition in bankruptcy, or for reorganization pursuant to the Federal Bankruptcy Act, or similar law, or (v) prior to the closing of the Loan any of the creditors of any Borrower shall file a Petition in Bankruptcy against any Borrower or for the reorganization or liquidation of any Borrower pursuant to the Federal Bankruptcy Act or similar law. Upon such termination, the obligations and liability of Lender under this letter shall cease and terminate without further act.

         U. Entire Agreement: This letter, when accepted, shall constitute the entire agreement between Borrower and Lender, and it may not be altered or amended unless agreed to in writing by Lender and Borrower.


                          INTENTIONALLY LEFT BLANK

March 3, 1997
Page 34




         V. Waiver of Jury Trial: THE BORROWER AND THE LENDER HEREBY MUTUALLY, KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER THE BORROWER OR LENDER AGAINST THE OTHER AND BASED UPON, ARISING OUT OF, OR CONNECTED WITH, THIS LETTER OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THE LOAN.

The credit facility offered by this letter will expire on Monday, March 10, 1997, unless this original letter is signed where indicated, and returned to my attention, prior to said expiration date. Unless the Loan closes on or before April 25, 1997, Lender's obligations hereunder shall terminate. By your acceptance of the credit facility set forth in this letter, the Borrowers, jointly and severally agree to pay any out-of-pocket expenses incurred by the Lender in connection with the underwriting of the Loan including, but not limited to, applicable documentary stamps and intangible taxes, recording fees, lien searches, and the reasonable fees and expenses of Lender's counsel, where applicable, whether or not the Loan is closed and the proceeds disbursed thereunder.

This letter replaces and supersedes that certain credit facility letter dated January 31, 1997, the terms and provisions of which are null and void.

We are pleased to be able to offer this Loan and look forward to its closing.

                                                   Very truly yours,

                                                   NATIONAL BANK OF CANADA

                                                   /s/ Michael S. Bloomenfeld
                                                   --------------------------
                                                   Michael S. Bloomenfeld
                                                   Vice President

                                                   /s/ Jean E. Page
                                                   --------------------------
                                                   Jean E. Page
                                                   Vice President


                                                   COMERICA BANK

                                                   /s/ Michael J. Orozco
                                                   --------------------------
                                                   Michael J. Orozco
                                                   Vice President

March 3, 1997
Page 35




ACCEPTED this ____ day of March, 1997.




                           RAILAMERICA, INC., a Delaware
                           corporation



                           By: /s/ Gary O. Marino
                               ----------------------------------------

                           Its: /s/Chairman, President, C.E.O.
                               ----------------------------------------

                                            (Corporate Seal)





                           KALYN/SIEBERT, INCORPORATED, a
                           Texas corporation



                           By: /s/ Gary O. Marino
                               ----------------------------------------

                           Its: Chairman, President & C.E.O.
                               ----------------------------------------

                                            (Corporate Seal)




                           RAILAMERICA INTERMODAL
                           SERVICES, INC., a Delaware
                           corporation

                           By: /s/ Gary O. Marino
                               ----------------------------------------

                           Its: Chairman, C.E.O. & Treasurer
                               ----------------------------------------

                                            (Corporate Seal)

March 3, 1997
Page 36






                              RAILAMERICA CARRIERS, INC., an
                              Ontario corporation


                              By: /s/ Gary O. Marino
                                 ---------------------------------------

                              Its: Chairman, President & C.E.O.
                                 ---------------------------------------


                                               (Corporate Seal)


                              STEEL CITY CARRIERS INC., an Ontario
                              corporation



                              By: /s/ Gary O. Marino
                                 ---------------------------------------


                              Its: Chairman, C.E.O., Executive V.P.
                                 ---------------------------------------


                                               (Corporate Seal)


                              SAGINAW VALLEY RAILWAY
                              COMPANY, INC., a Delaware
                              corporation

                              By: /s/ Gary O. Marino
                                 ---------------------------------------


                              Its: Chairman, C.E.O., Treasurer
                                 ---------------------------------------


                                               (Corporate Seal)

March 3, 1997
Page 37






                                HURON AND EASTERN RAILWAY
                                COMPANY, INC., a Michigan corporation

                                By: /s/ Gary O. Marino
                                   ----------------------------------------

                                Its: Chairman, C.E.O., Treasurer
                                   ----------------------------------------

                                                 (Corporate Seal)



                                WEST TEXAS AND LUBBOCK
                                RAILROAD COMPANY, INC.  a Texas
                                corporation

                                By: /s/ Gary O. Marino
                                   ----------------------------------------

                                Its: Chairman, C.E.O., Treasurer
                                   ----------------------------------------

                                                 (Corporate Seal)



                                PLAINVIEW TERMINAL COMPANY, a
                                Texas corporation

                                By: /s/ Gary O. Marino
                                   ----------------------------------------

                                Its: Chairman, C.E.O., Treasurer
                                   ----------------------------------------

                                             (Corporate Seal)

March 3, 1997
Page 38




                           CASCADE AND COLUMBIA RIVER
                           RAILROAD COMPANY, a Delaware
                           corporation

                           By: /s/ Gary O. Marino
                               ----------------------------------

                           Its: Chairman, President & C.E.O.
                               ----------------------------------

                                            (Corporate Seal)


                           OTTER TAIL VALLEY RAILROAD,
                           INC., a Minnesota corporation

                           By: /s/ Gary O. Marino
                               ----------------------------------

                           Its:  C.E.O., Treasurer
                               ----------------------------------

                                            (Corporate Seal)


                           MINNESOTA NORTHERN RAILROAD,
                           INC., a Delaware corporation

                           By: /s/ Gary O. Marino
                               ----------------------------------

                           Its: Chairman, President & C.E.O.
                               ----------------------------------

                                            (Corporate Seal)

                           DELAWARE VALLEY RAILWAY
                           COMPANY, INC., a Delaware
                           corporation

                           By: /s/ Gary O. Marino
                               ----------------------------------

                           Its: Chairman, C.E.O., Treasurer
                               ----------------------------------

                                            (Corporate Seal)

           RAILAMERICA, INC. NONQUALIFIED DEFERRED COMPENSATION TRUST



           This RailAmerica, Inc. Nonqualified Deferred Compensation Trust Agreement is made this 3rd day of January, 1997 by and between RailAmerica, Inc. (the "Company") and Donald D. Redfearn (the "Trustee");

         WHEREAS, the Company has adopted the nonqualified deferred compensation Plans as listed in Appendix One hereto and may adopt additional nonqualified deferred compensation Plans for the benefit of eligible employees (the "Plan");

         WHEREAS, the Company has incurred or expects to incur liability under the terms of such Plans with respect to the individuals participating in such Plans;

         WHEREAS, the Company wishes to establish a trust (hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Company's creditors in the event of the Company's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plans;

         WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plans as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;

         WHEREAS, it is the intention of the Company to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plans;

         NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

1.       ESTABLISHMENT OF TRUST.

         (a) The Company hereby deposits with the Trustee in trust the amount shown on Appendix Two hereto, which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

         (b)     The Trust hereby established is irrevocable.

         (c) The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

         (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth.
                 Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plans and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

         (e) The Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.


2.               PAYMENTS TO PLAN PARTICIPANTS AND THEIR BENEFICIARIES.

         (a) The Company shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plans), and the time of commencement for payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plans and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Company.

         (b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plans shall be determined by the Company or such party as it shall designate under the Plans, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plans.

         (c) The Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plans. The Company shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plans, the Company shall make the balance of each such payment as it falls due. The Trustee shall notify the Company where principal and earnings are not sufficient.

          3.     TRUSTEE RESPONSIBILITY REGARDING PAYMENTS
                 TO TRUST BENEFICIARY WHEN COMPANY IS INSOLVENT.

         (a) The Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. The Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         (b) At all times during the continuance of this Trust, as provided in Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below.

                          (1)     The Board of Directors and the Chief
Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

                          (2)     Unless the Trustee has actual knowledge of
the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

                          (3)     If at any time the Trustee has determined
that the Company is Insolvent, the Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Plans or otherwise.

                          (4)     The Trustee shall resume the payment of
benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).

         (a) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plans for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.

4.               PAYMENTS TO COMPANY.

        Except as provided in Section 3 hereof, after the Trust has become irrevocable, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plans.

5.       INVESTMENT AUTHORITY.

         (a) The Trust Fund shall be held in trust by the Trustee and shall be invested and reinvested as provided in this Section 5, without distinction between principal and income and without regard to the restrictions of the laws of the State of Florida, or any other jurisdiction, relating to the investment of Trust Funds. The Trustee shall invest and reinvest the Trust Fund in its discretion, except as otherwise directed by the Company, or in accordance with Section 5(d) in accordance with the directions of an Investment Manager. The Trustee shall be under no duty or obligation to review any investment to be acquired, held or disposed of pursuant to such directions nor to make any recommendation with respect to the disposition or continued retention of any such investment.

         (b) In addition to the more general investment powers provided below, the Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by the Company. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Plan participants. The Company shall have the right at anytime, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by the Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

         (c) The Company shall establish specific investment policies and guidelines for Trust Funds. The Trustee shall be responsible only for investing the Trust Fund in accordance with such policies and guidelines. If any change in such policies or guidelines is subsequently deemed appropriate, notice of such change shall be promptly communicated by the Company to the Trustee, but the Trustee shall be under no duty to take or refrain from taking any action based on such changes prior to receiving such notice.

         (d)     The Company may appoint one or more than one Investment
Manager to direct the investment of the Trust Fund. Upon the effective date of such appointment, such Investment Manager shall have the sole power, without prior consultation with the Trustee, to manage and direct the acquisition and disposition of the Trust Fund. The Investment Manager shall keep such records and make such reports to the Trustee as may be specified in the agreement appointing such Investment Manager. The Company at its discretion also may terminate the appointment of any Investment Manager. The Company shall notify the Trustee of such termination and, in the absence of specific directions from the Company or the appointment of a successor Investment Manager for the Investment Account, the Company shall be responsible for the management and control of the assets formerly managed by the Investment Manager.

         (e) To the extent neither the Company nor an Investment Manager furnishes directions as to the investment of the Trust Fund, the Trustee may retain uninvested cash or cash balances, without being required to pay interest thereon, or may invest such assets in short-term investments and one of the commingled funds described in Section 5(f)(8).

         (f) The Trustee shall have the power to do all things and execute such instruments as it may deem necessary or proper to carry out its responsibilities under this Trust Agreement, including the following powers:

                          (1)     To invest any and all monies in stock of the
Company, other stocks, bonds, securities, insurance policies insuring the lives of employees covered by any Plan, mutual funds, investment company or trust shares, mortgages, notes, choses in action, real estate, improvements thereon, and other property acceptable to the Trustee;

                          (2)     To sell, exchange, or otherwise dispose of
any property at any time held or acquired by the Trust Fund, at public or private sale, for cash or on terms, without advertisement, including the right to lease for any term;

                          (3)     To vote in person or by proxy any corporate
stock or other security and to agree to or take, or refrain from taking, any other action necessary or appropriate for a shareholder or owner in regard to any reorganization, merger, consolidation, liquidation, bankruptcy or other procedure or proceeding affecting any stock, bond, note or other property;

                          (4)     To compromise, settle, adjust or otherwise
act in any reasonable manner whatsoever on any claim or demand by or against the Trust Fund and to agree to any rescission or modification of any contract or agreement affecting the Trust Fund;

                          (5)     To deposit any stock, bond or other security
in any depository or other similar institution and to register any stock, bond or other security in the name of any nominee, ithout the addition of words indicating that such security is held in a fiduciary capacity, but accurate records shall be maintained showing that such security is a Trust Fund asset and the Trustee shall be responsible for the acts of such depository or nominee;

                          (6)     To hold cash (including, without limitation,
in non-interest bearing accounts) in such amounts and for such time as may be in its opinion reasonable for the proper management of the Trust Fund;

                          (7)      To grant, sell, purchase, or exercise any
option of any kind or description whatsoever to purchase or sell any security or other property which is a permissible investment under this Section 5, provided the Trustee in no event shall grant or sell any option under which any person can require the Trust Fund to sell any security or other property which the Trust Fund at the time of such grant or sale does not hold in an amount sufficient to cover such option and any other outstanding option granted or sold by the Trustee, and the Trustee in no event shall dispose of any security or other property covering any option until such option is exercised or otherwise expires;

                          (8)     To invest all, or any part, of the assets of
the Trust Fund in any common, collective or group trust fund which is maintained under section 584 of the Code or Revenue Ruling 81-100, 1981-1 C.B. 326, by the Trustee or any bank which is a member of an "affiliated group" (as that term is defined in section 1504 of the Code) with the Trustee, the provisions of which common, collective or group trust fund upon such investment shall automatically be adopted and made a part of this Trust Agreement for the period such investment is made in such common, collective or group trust fund;


                          (9)     To make such other investments without regard
to any law now or hereafter in force limiting the investments of trustees or other fiduciaries.

                  (g) With respect to any policy of life insurance that the Trustee owns or under which the death benefits are made payable to the Trustee, the Trustee shall have the following specific powers and responsibilities:

                          (1)     If the Trustee is the owner of any such
policy, the Trustee reserves all available benefits, privileges, payments, dividends, surrender values, options, conversion rights and elections, including the right at any time or times to change the beneficiary, to borrow or otherwise receive the surrender value, to pledge or assign the policy or its proceeds as collateral security for any loan which the owner or owners may obtain from any lender, including a Trustee under this agreement individually or a parent or affiliate company, and to withdraw the policy if deposited with the trustees, without any duty on the trustees to see its return.

                          (2)     Upon the death of the insured under the
policy the Trustee shall take such action as they deem best to collect the policy proceeds, paying the expenses of collection from the Trust Fund, but the Trustee need not enter into or maintain any litigation to enforce payment on the policy until indemnified to their satisfaction against all expenses and liabilities to which it might by any such litigation be subjected. The Trustee may release the insurance company from its liability under the policy and make any compromise which the trustees deem proper.

                          (3)     The insurance company shall not take notice
of the provisions of this Agreement or see to the application of the policy proceeds, and the Trustee's receipt to the insurance company shall be a complete release for any payment made and shall bind every participant or beneficiary under this Agreement.

         6.      DISPOSITION OF INCOME.

During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

         7.      ACCOUNTING BY TRUSTEE.

The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within 90 days following the close of each calendar year and within 30 days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

         8.      RESPONSIBILITY OF TRUSTEE.

         (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plans or this Trust and is given in writing by the Company. In the event of a dispute between the Company and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

         (b) If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Company agrees to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If the Company does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.

         (c) The Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.

         (d) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

         (e) The Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

         (f) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

         9.      COMPENSATION AND EXPENSES OF TRUSTEE.

                 The Company shall pay all administrative and the Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.

         10.     RESIGNATION AND REMOVAL OF TRUSTEE.

                 (a) The Trustee may resign at any time by written notice to the Company, which shall be effective 45 days after receipt of such notice unless the Company and the Trustee agree otherwise.

                 (b) The Trustee may be removed by the Company on 30 days notice or upon shorter notice accepted by the Trustee.

                 (c) Upon a Change of Control, as defined herein, the Trustee may not be removed by the Company for 5 years.

                 (d) If the Trustee resigns or is removed within 5 years of a Change of Control, as defined herein, the Trustee shall select asuccessor Trustee in accordance with the provisions of Section 11(b) hereof prior to the effective date of the Trustee's resignation or removal.

                 (e) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 30 days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit.

                 (f) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraphs (a) and (b) of this section.
If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

         11.     APPOINTMENT OF SUCCESSOR.

         (a) If the Trustee resigns or is removed in accordance with Section 10(a) or (b) hereof, the Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer.

         (b) If the Trustee resigns or is removed pursuant to the provisions of Section 10(d) hereof and selects a successor Trustee, the Trustee may appoint any third party such as a bank trust department or other party that may be granted corporate trustee powers under state law. The appointment of a successor Trustee shall be effective when accepted in writing by the new Trustee. The new Trustee shall have all the rights and powers of the former Trustee, including ownership rights in Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the successor Trustee to evidence the transfer.

         12.     AMENDMENT AND TERMINATION.

         (a) The Trust is irrevocable but this Agreement may be amended with the written consent of the Trustee and all beneficiaries. No amendment will be permitted that would vest the assets of the Trust in, or at the direction of, the Company except as required pursuant to Section 1(d) hereof.

         (b) The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plans. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Company.

         13.     MISCELLANEOUS.

         (a) Any provisions of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

         (b) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

         (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         (d) For purposes of this Trust, Change of Control shall mean the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 ('Act'), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated the Company's then outstanding securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the Company's assets.

         14.     EFFECTIVE DATE.

                 The effective date of this Trust Agreement shall be January 3, 1997.


         The Company and the Trustee have executed this Trust Agreement effective as provided herein.


                                           RAILAMERICA, INC.

                                           By:/s/ Donald Redfearn
                                              -----------------------------
                                           TITLE:  EXECUTIVE VICE PRESIDENT
ATTEST:

(CORPORATE SEAL)



By:/s/ Larry W. Bush
   ------------------------
   Ass't. Secretary

                                           TRUSTEE:

                                           /s/ Donald D. Redfearn
                                           --------------------------------
                                           Donald D. Redfearn

                                  APPENDIX ONE
                                       TO
           RAILAMERICA, INC. NONQUALIFIED DEFERRED COMPENSATION TRUST




   Plans Currently in Place Reflecting Agreements with the Following Employees:

   1.      Nonqualified Deferred Compensation Agreement with Gary O. Marino.

   2.      Nonqualified Deferred Compensation Agreement with John Marino.

                                  APPENDIX TWO
                                       TO
           RAILAMERICA, INC. NONQUALIFIED DEFERRED COMPENSATION TRUST




         The amount of the initial deposit to the RailAmerica, Inc. Nonqualified Deferred Compensation Trust is ___________________________ Dollars ($____________).

                  NONQUALIFIED DEFERRED COMPENSATION AGREEMENT



         THIS AGREEMENT, made and entered into as of this 3rd day of January, 1997, by and between RailAmerica, Inc., a corporation headquartered in Boca Raton, Florida (the "Employer"), and Gary O. Marino, a resident of the State of Florida (the "Employee").

         WHEREAS, the Employee has been employed by the Employer as its Chairman;

         WHEREAS, the Employer recognizes the value of the services performed by the Employee and wishes to encourage his continued employment;

         WHEREAS, the Employee wishes to be afforded the opportunity to defer payment of compensation until a future date and the Employer desires to facilitate that goal and to also contribute an additional amount toward the Employee's retirement pay;

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Employee may defer compensation and the Employer may contribute toward the Employee's retirement pay; and

         WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement, maintained primarily to provide deferred compensation and retirement benefits for the Employee, a member of a select group of management or highly compensated employees of the Employer, for purposes of the Employee Retirement Income Security Act of 1974, as amended;

         NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

         1. DEFERRAL OF COMPENSATION OR BONUS. Commencing with the date of this Agreement, and continuing through the date on which the Employee's employment terminates because of his death or any other cause, the Employee and the Employer agree that the Employee shall be entitled to elect to defer any percentage of the compensation that the Employee would otherwise be entitled to receive from the Employer in each Fiscal Year of the Employer. In addition, the Employee shall be entitled to elect to defer all or any portion of any bonus that the Employer may award during or for any Fiscal Year.

         2. ELECTION TO DEFER COMPENSATION. The Employee may elect to defer compensation or bonus hereunder by filing a written notice to that effect with the Employer, referred to as an Election of Deferral. Any such Election of Deferral shall be made before the Employee has earned the right to the compensation or bonus deferred and shall continue until changed in writing by the Employee. Any change in the Employee's Election of Deferral shall be effective with the first payment of compensation or bonus that the Employee earns and that otherwise would be paid following delivery of notice of a change in the Employee's Election of Deferral. Any amount of compensation or bonus deferred shall be referred to as the "Deferral Amount."

         3. TRANSFER OF DEFERRAL AMOUNT TO TRUSTEE. The Employer shall transfer to the then acting trustee (the "Trustee") of the RailAmerica, Inc. Nonqualified Deferred Compensation Trust (the "Trust") the Employee's Deferral Amount, as soon as practical following the date that the Deferral Amount otherwise would have been paid to the Employee but for the Employee's Election of Deferral. The Deferral Amount shall thereafter be invested and reinvested by such trustee and paid from the Trust to the Employee, or his designated beneficiary, in accordance with this Agreement and the Trust. The Trust and any assets held by the Trust to assist it in meeting its obligations hereunder will conform to the substantive terms of the trust described in Internal Revenue Service Revenue Procedure 92-64.

         4. EMPLOYER'S ADDITIONS TO DEFERRAL AMOUNT. In addition to the Employee's Deferral Amount, the Employer also shall transfer to the Trust for the Employee's benefit each calendar year at least $20,000, with the first payment to be made as soon as practical following execution of this Agreement and subsequent payments to be made during the first quarter of each subsequent calendar year. This amount shall be referred to as the "Employer's Additions," shall be invested and reinvested by such trustee and paid from the Trust to the Employee, or his designated beneficiary, in accordance with this Agreement and the Trust.

         5.      EMPLOYEE'S DEFERRAL ACCOUNT.

                 a. DEFERRAL ACCOUNT ESTABLISHED UNDER TRUST. The Employee's Deferral Amount, the Employer's Additions and the proceeds of the investment and reinvestment of both, shall be credited to an account maintained by the Trustee, called the Employee's Deferral Account, and shall be accounted for separately so long as any amount remains to be paid to the Employee or his beneficiary hereunder. The Employer shall cause the Trustee to provide to the Employee periodically, and no less often than once every 12 months, a statement of the Employee's Deferral Account that shows the current investment status of the Employee's Deferral Account.

                 b. TRUST'S INVESTMENT OF DEFERRAL ACCOUNT IN INSURANCE POLICY. As described in the agreement establishing the Trust, the Trustee may also invest the assets of the Employee's Deferral Account in one or more life insurance policies issued on the life of the Employee. If the Trustee elects to invest all or any portion of the Deferral Account in any life insurance policy issued on the life of the Employee, then the Employee agrees to assist the Trustee in making application for any such policy by submitting to any required physical examination and supplying any information necessary for completion of such application. To the extent that the Trustee invests the Deferral Account in any life insurance policy, the value of the Deferral Account attributable to such investment shall be as provided under such life insurance policy to the owner thereof. If the Trust elects to invest all or any portion of the Deferral Account in any life insurance policy paying a death benefit to the Employer upon the Employee's death, then the amount of any such proceeds shall be deemed to have been paid to the Deferral Account and shall increase the death benefit payable under Section 7 hereof to the Employee's designated beneficiary.

         6. TERMINATION BENEFIT. From and after the termination of the Employee from the service of the Employer, the Trustee thereafter shall distribute to the Employee's Deferral Account held under the Trust to the Employee in 120 substantially equal monthly payments. The Employee at his sole option may make an election before the date benefit payments begin from his Deferral Account to receive his Deferral Account in equal monthly installment payments over a shorter period or commencing at a later date than otherwise would apply, or in a single payment. The election referred to in the preceding sentence must be made at least 15 days before the date benefit payments are scheduled to begin and shall be irrevocable. The first designated monthly payment hereunder or the single payment, as the case may be, shall be due and payable on the first business day of the second month following the Employee's termination of employment. Subsequent monthly payments, if any, shall be made on the first business day of each month thereafter for the applicable payment period. In addition to the election referred to above, the Employee at his sole option at least 15 days before each annual anniversary date of the commencement of monthly payments hereunder also may make an election to receive the balance of his Deferral Account in equal monthly installment payments over a shorter period than otherwise would apply, or in a single payment. Notwithstanding the foregoing, the Employer may at any time direct the Trustee to accelerate payments to the Employee hereunder.

         7.      DEATH BENEFIT.

                 a. BEFORE PAYMENT OF TERMINATION BENEFIT BEGINS. In event of the Employee's death before commencement of termination benefits hereunder, the Employee's Deferral Account held under the Trust shall be paid in 120 substantially equal monthly payment to the Employee's designated beneficiary, in accordance with the last such designation received by the Employer from the Employee before his death. Alternatively, the designated beneficiary at his or her sole option may make an election before the date benefit payments begin to receive monthly installment payments over a shorter period or commencing at a later date than otherwise would apply, or in a single payment. The election referred to in the preceding sentence must be made at least 15 days before the date benefits payments are scheduled to begin and shall be irrevocable. In any event, the first designated monthly payment or the single payment, as the case may be, shall be due and payable on the first business day of the second month following the Employee's death. Subsequent monthly payments, if any, shall be made on the first business day of each month thereafter for the applicable payment period. Notwithstanding the foregoing, the Employer may at any time direct the Trustee to accelerate payments to the Employee's designated beneficiary hereunder.

                 b. AFTER PAYMENT OF TERMINATION BENEFIT BEGINS. In the event of the Employee's death after commencement of termination benefits hereunder but before completion of all such payments due and owning hereunder, the Trustee shall continue to make such payments, in equal monthly installments, over the remainder of the period during which the Employee would have received such payments, and at the time and in the same manner, had the Employee survived, Such continuing payments shall be made to the Employee's designated beneficiary, in accordance with the last such designation received by the Employer from the Employee before his death. Notwithstanding the foregoing, the Employer may at any time direct the Trustee to accelerate payments to the Employee's designated beneficiary hereunder.

                 c. DESIGNATED BENEFICIARY. The Employee's designated beneficiary shall be the person(s) named in accordance with the last such designation received by the Employer from the Employee before his death. If no such designation has been received by the Employer from the Employee before his death, said payments shall be made to the Employee's surviving spouse, so long as she shall live and thereafter to such person or persons, including her estate, as the Employee's surviving spouse may appoint under her Will, making specific reference hereto. If the Employee is not survived by a spouse or if she shall fail to so appoint, then said payments shall be made to the then living children of the Employee, if any, in equal shares, or to the survivor of such children.

         8. HARDSHIP BENEFIT. In the event the Employee suffers a financial hardship (as hereinafter defined), the Trustee may, if it deems it to be in the Employee's best interests, distribute to or on behalf of the Employee as a hardship benefit (the "Hardship Benefit") any portion of the Employee's Deferral Account attributable to the Employee's Deferral Amount, including earnings thereon. Financial hardship shall mean an immediate and heavy financial need of the Employee caused by temporary or permanent disability or incapacity of the

Employee or a dependent of the Employee, medical or educational expenses of any dependent of the Employee, the purchase or maintenance of a residence of the Employee or a dependent of the Employee, death of the Employee's spouse or a material reduction in the Employee's family income (the Employee's and spouse's income).

         9. BENEFIT UPON CHANGE IN CONTROL OF EMPLOYER. In the event of a Change of Control of the Employer, as defined herein, the Trustee immediately shall distribute the Employee's Deferral Account held under the Trust to the Employee in a lump sum. For purposes of this Agreement, Change of Control shall mean (a) the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of the Employer's then outstanding voting securities entitled to vote generally, (b) the approval by the stockholders of the Employer of a reorganization, merger, or consolidation, with respect to which persons who were stockholders of the Employer immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Employer's then outstanding securities, (c) a liquidation or dissolution of the Employer or (d) the sale of all or substantially all of the Employer's assets.

         10. ADDITIONAL PERMITTED DISTRIBUTION. In the event that the Employer and the Employee enter into a salary continuation agreement, or the Employer institutes a salary continuation plan covering the Employee, the Employee shall be permitted to request distribution of all or a portion of the Employee's aggregate Deferral Amount through the date of such agreement or plan, and the Trustee shall make prompt distribution to the Employee pursuant to such request. The Employee shall have a limited period of 30 days from the date of such agreement or plan within which to request such a distribution from the Trust.

         11. NON-COMPETITION DURING EMPLOYMENT. In consideration of the foregoing agreements of the Employer, the Employee hereby agrees that, so long as he remains employed by the Employer, he will devote substantially all of his time, skill, diligence and attention to the business of the Employer, and will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Employer.

         12.     DETERMINATION OF BENEFITS, CLAIMS
                 PROCEDURE AND ADMINISTRATION.

                 a. REQUEST FOR BENEFIT. A person who believes that he is being denied a benefit to which he is entitled under this Agreement (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Employer, setting forth his claim. The request must be addressed to the Chairman of the Board of Directors of the Employer at its then principal place of business.

                 b. CLAIM PROCEDURE. Upon receipt of a claim, the Employer shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Employer may, however, extend the reply period for an additional ninety
(90) days for reasonable cause. If the claim is denied in whole or in part, the Employer shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth: (a) the specific reason or reasons for such denial; (b) the specific reference to pertinent provisions of this Agreement on which such denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect his claim and an explanation why such material or such information is necessary; (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (e) the time limits for requesting a review under subsection c and for review under subsection d hereof.

                 c. REQUEST FOR REVIEW. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Secretary of the Employer review the determination of the corporation. Such request must be addressed to the Secretary of the Employer, at its then principal place of business. The Claimant or his duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Employer. If the Claimant does not request a review of the corporation's determination by the Secretary of the Employer within such sixty
(60) day period, he shall be barred and estopped from challenging the Employer's determination.

                 d. DECISION ON REVIEW. Within sixty (60) days after the Secretary's receipt of a request for review, he will review the Employer's determination. After consideration of all materials presented by the Claimant, the Secretary will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Secretary will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

         13. BINDING ARBITRATION. If any dispute arises with respect to this Agreement, each party shall use its best efforts to resolve the dispute using the claims procedure provided above. If, after 30 days the dispute has not been resolved, either party may elect to submit the dispute to mediation by an independent certified circuit civil mediator selected jointly by the parties by giving notice to the other party of its election to mediate (the "Mediation Notice"). If a party elects to mediate a dispute, the other party must mediate the dispute, although the result of the mediation will not be binding on either party. The mediator shall convene a meeting of the parties to the dispute within 60 days after his or her appointment.

                 Either party may elect to submit the dispute to binding arbitration before a panel of arbitrators in accordance with the Florida Arbitration Code and the Florida Evidence Code after the conclusion of the mediation of the dispute by giving the other party a notice of arbitration in accordance with section 12 (the "Arbitration Notice"). If the parties do not resolve the dispute through mediation, arbitration will be the sole and exclusive method of resolving the dispute. All parties must arbitrate the dispute, and each party will be barred from filing a lawsuit concerning the subject matter of the dispute, except to obtain an equitable remedy.

                 The parties shall select a mutually acceptable Florida corporate lawyer who is rated "AV" by the Martindale-Hubbell law directory to arbitrate the dispute. If within ten (10) days after the effective date of the Arbitration Notice the parties are unable to select such an arbitrator, an arbitration panel will be selected. The arbitration panel will consist of three arbitrators selected by agreement of the parties. At least one of the arbitrators must be a Florida corporate lawyer who is rated "AV" by the Martindale-Hubbell law directory. Each party shall select an arbitrator within twenty (20) days after the effective date of the Arbitration Notice. A party who fails to select an arbitrator within the prescribed 20-day period waives the right to select an arbitrator, and the arbitrators chosen by the other party will constitute the "arbitration panel" for purposes of this Agreement. If each party selects an arbitrator, the two arbitrators so selected shall select the third arbitrator.

                 Every mediator or arbitrator must be independent (not a lawyer or relative of a party to this Agreement or an officer, director, employee, or shareholder of the Employer) without any economic or financial interest of any kind in the outcome of the mediation or arbitration. Each arbitrator's conduct will be governed by the Code of Ethics for Arbitrators in Commercial Disputes
(1986) that has been approved and recommended by the American Bar Association and the American Arbitration Association.

                 Within 60 days after the effective date of their election or appointment, the arbitration panel shall convene a hearing for the dispute to be held on such date and at such time and place in Broward County or Palm Beach County, Florida, as the arbitration panel designates upon 45 days' advance notice to the parties. The arbitration panel shall render its decision within 30 days after the conclusion of the hearing. The decision of the arbitration panel will be binding and conclusive as to all the parties and, upon the pleading of any party, any court having jurisdiction may enter a judgment of any award rendered in the arbitration, which may include an award of any damages. The arbitration panel shall hear and decide the dispute based on the evidenced produced, notwithstanding the failure or refusal to appear by a party who has been duly notified of the date, time and place of the hearing.

         14. NON-ASSIGNABILITY OF BENEFITS. Neither the Employee, his designated beneficiary nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder, which are expressly declared to be unassignable and non- transferable. Any such attempted assignment or transfer shall be void and shall terminate this Agreement; the Employer shall thereupon have no further liability hereunder.
No amount payable hereunder shall, before actual payment thereof, be subject to seizure by any creditor of any such beneficiary for the payment of any debt, judgment or other obligation, by a proceeding at law or in equity, nor transferable by operation of law in the event of the bankruptcy, insolvency or death of the Employee, his designated beneficiary or any other beneficiary hereunder.

         15. AMENDMENT. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto or their respective successors and may not be otherwise terminated except as provided herein.

         16. INUREMENT. This Agreement shall be binding upon and inure to the benefit of the Employer and its successors and assigns, and the Employee, his successors, heirs, executors, administrators and beneficiaries.

         17. INTENDED TAX CONSEQUENCES. The parties acknowledge that it is their intent that the Employee's Deferral Amount, the Employer's Additions and any earnings thereon while held by the Trust will not be subject to income taxes to the Employee until the Employee (or his Designated Beneficiary) receives any amount hereunder and will not be deductible by the Employer until payment hereunder. The Employee's Deferral Amount and the Employer's Additions may be subject to employment taxes, with respect to which the Employer shall report and withhold appropriately.

         18. NOTICES. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Employer. The date of such mailing shall be deemed the date of notice, consent or demand.

         19. GOVERNING LAW; VENUE. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Florida. This Agreement shall be subject to the exclusive jurisdiction of the courts of Broward County or Palm Beach County, Florida.
The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in Broward County or Palm Beach County, Florida, and further irrevocably waive any claim that any suit, action or proceeding brought in Broward County or Palm Beach County, Florida has been brought in an inconvenient forum.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.



                                        RAILAMERICA, INC.


ATTEST:/s/ Larry W. Bush                By:/s/ Donald Redfearn
       -----------------                   ------------------------
       Ass't. Secretary                    EXECUTIVE VICE PRESIDENT




                                        /s/ Gary O. Marino
                                        ---------------------------
                                        GARY O. MARINO

                  NONQUALIFIED DEFERRED COMPENSATION AGREEMENT



         THIS AGREEMENT, made and entered into as of this 3rd day of January, 1997, by and between RailAmerica, Inc., a corporation headquartered in Boca Raton, Florida (the "Employer"), and John H. Marino, a resident of the State of Virginia (the "Employee").

         WHEREAS, the Employee has been employed by the Employer as its President and Chief Operating Officer;

         WHEREAS, the Employer recognizes the value of the services performed by the Employee and wishes to encourage his continued employment;

         WHEREAS, the Employee wishes to be afforded the opportunity to defer payment of compensation until a future date and the Employer desires to facilitate that goal and to also contribute an additional amount toward the Employee's retirement pay;

         WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Employee may defer compensation and the Employer may contribute toward the Employee's retirement pay; and

         WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement, maintained primarily to provide deferred compensation and retirement benefits for the Employee, a member of a select group of management or highly compensated employees of the Employer, for purposes of the Employee Retirement Income Security Act of 1974, as amended;

         NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

         1. DEFERRAL OF COMPENSATION OR BONUS. Commencing with the date of this Agreement, and continuing through the date on which the Employee's employment terminates because of his death or any other cause, the Employee and the Employer agree that the Employee shall be entitled to elect to defer any percentage of the compensation that the Employee would otherwise be entitled to receive from the Employer in each Fiscal Year of the Employer. In addition, the Employee shall be entitled to elect to defer all or any portion of any bonus that the Employer may award during or for any Fiscal Year.

         2. ELECTION TO DEFER COMPENSATION. The Employee may elect to defer compensation or bonus hereunder by filing a written notice to that effect with the Employer, referred to as an Election of Deferral. Any such Election of Deferral shall be made before the Employee has earned the right to the compensation or bonus deferred and shall continue until changed in writing by the Employee. Any change in the Employee's Election of Deferral shall be effective with the first payment of compensation or bonus that the Employee earns and that otherwise would be paid following delivery of notice of a change in the Employee's Election of Deferral. Any amount of compensation or bonus deferred shall be referred to as the "Deferral Amount."

         3. TRANSFER OF DEFERRAL AMOUNT TO TRUSTEE. The Employer shall transfer to the then acting trustee (the "Trustee") of the RailAmerica, Inc. Nonqualified Deferred Compensation Trust (the "Trust") the Employee's Deferral Amount, as soon as practical following the date that the Deferral Amount otherwise would have been paid to the Employee but for the Employee's Election of Deferral. The Deferral Amount shall thereafter be invested and reinvested by such trustee and paid from the Trust to the Employee, or his designated beneficiary, in accordance with this Agreement and the Trust. The Trust and any assets held by the Trust to assist it in meeting its obligations hereunder will conform to the substantive terms of the trust described in Internal Revenue Service Revenue Procedure 92-64.

         4. EMPLOYER'S ADDITIONS TO DEFERRAL AMOUNT. In addition to the Employee's Deferral Amount, the Employer also shall transfer to the Trust for the Employee's benefit each calendar year at least $20,000, with the first payment to be made as soon as practical following execution of this Agreement and subsequent payments to be made during the first quarter of each subsequent calendar year. This amount shall be referred to as the "Employer's Additions," shall be invested and reinvested by such trustee and paid from the Trust to the Employee, or his designated beneficiary, in accordance with this Agreement and the Trust.

         5.      EMPLOYEE'S DEFERRAL ACCOUNT.

                 a. DEFERRAL ACCOUNT ESTABLISHED UNDER TRUST. The Employee's Deferral Amount, the Employer's Additions and the proceeds of the investment and reinvestment of both, shall be credited to an account maintained by the Trustee, called the Employee's Deferral Account, and shall be accounted for separately so long as any amount remains to be paid to the Employee or his beneficiary hereunder. The Employer shall cause the Trustee to provide to the Employee periodically, and no less often than once every 12 months, a statement of the Employee's Deferral Account that shows the current investment status of the Employee's Deferral Account.

                 b. TRUST'S INVESTMENT OF DEFERRAL ACCOUNT IN INSURANCE POLICY. As described in the agreement establishing the Trust, the Trustee may also invest the assets of the Employee's Deferral Account in one or more life insurance policies issued on the life of the Employee. If the Trustee elects to invest all or any portion of the Deferral Account in any life insurance policy issued on the life of the Employee, then the Employee agrees to assist the Trustee in making application for any such policy by submitting to any required physical examination and supplying any information necessary for completion of such application. To the extent that the Trustee invests the Deferral Account in any life insurance policy, the value of the Deferral Account attributable to such investment shall be as provided under such life insurance policy to the owner thereof. If the Trust elects to invest all or any portion of the Deferral Account in any life insurance policy paying a death benefit to the Employer upon the Employee's death, then the amount of any such proceeds shall be deemed to have been paid to the Deferral Account and shall increase the death benefit payable under Section 7 hereof to the Employee's designated beneficiary.

         6. TERMINATION BENEFIT. From and after the termination of the Employee from the service of the Employer, the Trustee thereafter shall distribute to the Employee's Deferral Account held under the Trust to the Employee in 120 substantially equal monthly payments. The Employee at his sole option may make an election before the date benefit payments begin from his Deferral Account to receive his Deferral Account in equal monthly installment payments over a shorter period or commencing at a later date than otherwise would apply, or in a single payment. The election referred to in the preceding sentence must be made at least 15 days before the date benefit payments are scheduled to begin and shall be irrevocable. The first designated monthly payment hereunder or the single payment, as the case may be, shall be due and payable on the first business day of the second month following the Employee's termination of employment. Subsequent monthly payments, if any, shall be made on the first business day of each month thereafter for the applicable payment period. In addition to the election referred to above, the Employee at his sole option at least 15 days before each annual anniversary date of the commencement of monthly payments hereunder also may make an election to receive the balance of his Deferral Account in equal monthly installment payments over a shorter period than otherwise would apply, or in a single payment. Notwithstanding the foregoing, the Employer may at any time direct the Trustee to accelerate payments to the Employee hereunder.

         7.      DEATH BENEFIT.

                 a. BEFORE PAYMENT OF TERMINATION BENEFIT BEGINS. In event of the Employee's death before commencement of termination benefits hereunder, the Employee's Deferral Account held under the Trust shall be paid in 120 substantially equal monthly payment to the Employee's designated beneficiary, in accordance with the last such designation received by the Employer from the Employee before his death. Alternatively, the designated beneficiary at his or her sole option may make an election before the date benefit payments begin to receive monthly installment payments over a shorter period or commencing at a later date than otherwise would apply, or in a single payment. The election referred to in the preceding sentence must be made at least 15 days before the date benefits payments are scheduled to begin and shall be irrevocable. In any event, the first designated monthly payment or the single payment, as the case may be, shall be due and payable on the first business day of the second month following the Employee's death. Subsequent monthly payments, if any, shall be made on the first business day of each month thereafter for the applicable payment period. Notwithstanding the foregoing, the Employer may at any time direct the Trustee to accelerate payments to the Employee's designated beneficiary hereunder.

                 b. AFTER PAYMENT OF TERMINATION BENEFIT BEGINS. In the event of the Employee's death after commencement of termination benefits hereunder but before completion of all such payments due and owning hereunder, the Trustee shall continue to make such payments, in equal monthly installments, over the remainder of the period during which the Employee would have received such payments, and at the time and in the same manner, had the Employee survived, Such continuing payments shall be made to the Employee's designated beneficiary, in accordance with the last such designation received by the Employer from the Employee before his death. Notwithstanding the foregoing, the Employer may at any time direct the Trustee to accelerate payments to the Employee's designated beneficiary hereunder.

                 c. DESIGNATED BENEFICIARY. The Employee's designated beneficiary shall be the person(s) named in accordance with the last such designation received by the Employer from the Employee before his death. If no such designation has been received by the Employer from the Employee before his death, said payments shall be made to the Employee's surviving spouse, so long as she shall live and thereafter to such person or persons, including her estate, as the Employee's surviving spouse may appoint under her Will, making specific reference hereto. If the Employee is not survived by a spouse or if she shall fail to so appoint, then said payments shall be made to the then living children of the Employee, if any, in equal shares, or to the survivor of such children.

         8. HARDSHIP BENEFIT. In the event the Employee suffers a financial hardship (as hereinafter defined), the Trustee may, if it deems it to be in the Employee's best interests, distribute to or on behalf of the Employee as a hardship benefit (the "Hardship Benefit") any portion of the Employee's Deferral Account attributable to the Employee's Deferral Amount, including earnings thereon. Financial hardship shall mean an immediate and heavy financial





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

need of the Employee caused by temporary or permanent disability or incapacity of the Employee or a dependent of the Employee, medical or educational expenses of any dependent of the Employee, the purchase or maintenance of a residence of the Employee or a dependent of the Employee, death of the Employee's spouse or a material reduction in the Employee's family income (the Employee's and spouse's income).

         9. BENEFIT UPON CHANGE IN CONTROL OF EMPLOYER. In the event of a Change of Control of the Employer, as defined herein, the Trustee immediately shall distribute the Employee's Deferral Account held under the Trust to the Employee in a lump sum. For purposes of this Agreement, Change of Control shall mean (a) the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of the Employer's then outstanding voting securities entitled to vote generally, (b) the approval by the stockholders of the Employer of a reorganization, merger, or consolidation, with respect to which persons who were stockholders of the Employer immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Employer's then outstanding securities, (c) a liquidation or dissolution of the Employer or (d) the sale of all or substantially all of the Employer's assets.

         10. ADDITIONAL PERMITTED DISTRIBUTION. In the event that the Employer and the Employee enter into a salary continuation agreement, or the Employer institutes a salary continuation plan covering the Employee, the Employee shall be permitted to request distribution of all or a portion of the Employee's aggregate Deferral Amount through the date of such agreement or plan, and the Trustee shall make prompt distribution to the Employee pursuant to such request. The Employee shall have a limited period of 30 days from the date of such agreement or plan within which to request such a distribution from the Trust.

         11. NON-COMPETITION DURING EMPLOYMENT. In consideration of the foregoing agreements of the Employer, the Employee hereby agrees that, so long as he remains employed by the Employer, he will devote substantially all of his time, skill, diligence and attention to the business of the Employer, and will not actively engage, either directly or indirectly, in any business or other activity which is or may be deemed to be in any way competitive with or adverse to the best interests of the business of the Employer.

         12.     DETERMINATION OF BENEFITS, CLAIMS
                 PROCEDURE AND ADMINISTRATION.

                 a. REQUEST FOR BENEFIT. A person who believes that he is being denied a benefit to which he is entitled under this Agreement (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Employer, setting forth his claim. The request must be addressed to the Chairman of the Board of Directors of the Employer at its then principal place of business.

                 b. CLAIM PROCEDURE. Upon receipt of a claim, the Employer shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Employer may, however, extend the reply period for an additional ninety
(90) days for reasonable cause. If the claim is denied in whole or in part, the Employer shall adopt a written opinion, using language calculated to be understood by the

Claimant, setting forth:  (a) the specific reason or reasons for such denial;
(b) the specific reference to pertinent provisions of this Agreement on which such denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect his claim and an explanation why such material or such information is necessary; (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (e) the time limits for requesting a review under subsection c and for review under subsection d hereof.

                 c. REQUEST FOR REVIEW. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Secretary of the Employer review the determination of the corporation. Such request must be addressed to the Secretary of the Employer, at its then principal place of business. The Claimant or his duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Employer. If the Claimant does not request a review of the corporation's determination by the Secretary of the Employer within such sixty
(60) day period, he shall be barred and estopped from challenging the Employer's determination.

                 d. DECISION ON REVIEW. Within sixty (60) days after the Secretary's receipt of a request for review, he will review the Employer's determination. After consideration of all materials presented by the Claimant, the Secretary will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Secretary will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

         13. BINDING ARBITRATION. If any dispute arises with respect to this Agreement, each party shall use its best efforts to resolve the dispute using the claims procedure provided above. If, after 30 days the dispute has not been resolved, either party may elect to submit the dispute to mediation by an independent certified circuit civil mediator selected jointly by the parties by giving notice to the other party of its election to mediate (the "Mediation Notice"). If a party elects to mediate a dispute, the other party must mediate the dispute, although the result of the mediation will not be binding on either party. The mediator shall convene a meeting of the parties to the dispute within 60 days after his or her appointment.

                 Either party may elect to submit the dispute to binding arbitration before a panel of arbitrators in accordance with the Florida Arbitration Code and the Florida Evidence Code after the conclusion of the mediation of the dispute by giving the other party a notice of arbitration in accordance with section 12 (the "Arbitration Notice"). If the parties do not resolve the dispute through mediation, arbitration will be the sole and exclusive method of resolving the dispute. All parties must arbitrate the dispute, and each party will be barred from filing a lawsuit concerning the subject matter of the dispute, except to obtain an equitable remedy.

                 The parties shall select a mutually acceptable Florida corporate lawyer who is rated "AV" by the Martindale-Hubbell law directory to arbitrate the dispute. If within ten (10) days after the effective date of the Arbitration Notice the parties are unable to select such an arbitrator, an arbitration panel will be selected. The arbitration panel will consist of three arbitrators selected by agreement of the parties. At least one of the arbitrators must be a Florida corporate lawyer who is rated "AV" by the Martindale-Hubbell law directory. Each party shall select an arbitrator within twenty (20) days after the effective date of the Arbitration Notice.

A party who fails to select an arbitrator within the prescribed 20-day period waives the right to select an arbitrator, and the arbitrators chosen by the other party will constitute the "arbitration panel" for purposes of this Agreement. If each party selects an arbitrator, the two arbitrators so selected shall select the third arbitrator.

                 Every mediator or arbitrator must be independent (not a lawyer or relative of a party to this Agreement or an officer, director, employee, or shareholder of the Employer) without any economic or financial interest of any kind in the outcome of the mediation or arbitration. Each arbitrator's conduct will be governed by the Code of Ethics for Arbitrators in Commercial Disputes
(1986) that has been approved and recommended by the American Bar Association and the American Arbitration Association.

                 Within 60 days after the effective date of their election or appointment, the arbitration panel shall convene a hearing for the dispute to be held on such date and at such time and place in Broward County or Palm Beach County, Florida as the arbitration panel designates upon 45 days' advance notice to the parties. The arbitration panel shall render its decision within 30 days after the conclusion of the hearing. The decision of the arbitration panel will be binding and conclusive as to all the parties and, upon the pleading of any party, any court having jurisdiction may enter a judgment of any award rendered in the arbitration, which may include an award of any damages. The arbitration panel shall hear and decide the dispute based on the evidenced produced, notwithstanding the failure or refusal to appear by a party who has been duly notified of the date, time and place of the hearing.

         14. NON-ASSIGNABILITY OF BENEFITS. Neither the Employee, his designated beneficiary nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder, which are expressly declared to be unassignable and non- transferable. Any such attempted assignment or transfer shall be void and shall terminate this Agreement; the Employer shall thereupon have no further liability hereunder.
No amount payable hereunder shall, before actual payment thereof, be subject to seizure by any creditor of any such beneficiary for the payment of any debt, judgment or other obligation, by a proceeding at law or in equity, nor transferable by operation of law in the event of the bankruptcy, insolvency or death of the Employee, his designated beneficiary or any other beneficiary hereunder.

         15. AMENDMENT. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto or their respective successors and may not be otherwise terminated except as provided herein.

         16. INUREMENT. This Agreement shall be binding upon and inure to the benefit of the Employer and its successors and assigns, and the Employee, his successors, heirs, executors, administrators and beneficiaries.

         17. INTENDED TAX CONSEQUENCES. The parties acknowledge that it is their intent that the Employee's Deferral Amount, the Employer's Additions and any earnings thereon while held by the Trust will not be subject to income taxes to the Employee until the Employee (or his Designated Beneficiary) receives any amount hereunder and will not be deductible by the Employer until payment hereunder. The Employee's Deferral Amount and the Employer's Additions may be subject to employment taxes, with respect to which the Employer shall report and withhold appropriately.

         18. NOTICES. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Employer. The date of such mailing shall be deemed the date of notice, consent or demand.

         19. GOVERNING LAW; VENUE. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Florida. This Agreement shall be subject to the exclusive jurisdiction of the courts of Broward County or Palm Beach County, Florida.
The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in Broward County or Palm Beach County, Florida, and further irrevocably waive any claim that any suit, action or proceeding brought in Broward County or Palm Beach County, Florida has been brought in an inconvenient forum.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.


                                        RAILAMERICA, INC.



ATTEST:/s/ Larry W. Bush                By:/s/ Donald Redfearn
       ----------------                    ------------------------
       Ass't. Secretary                    EXECUTIVE VICE PRESIDENT




                                           /s/ John H. Marino
                                           ------------------------
                                           JOHN H. MARINO